                                                                    EXHIBIT 99.1

                            [NATIONAL CITY(R) LOGO]

                                    UNAUDITED
                              FINANCIAL SUPPLEMENT
                                 MARCH 31, 2004

                                TABLE OF CONTENTS

QUARTERLY AND YEAR-TO-DATE FINANCIAL TRENDS
Consolidated Financial Highlights                                            3-4
Consolidated Statements of Income                                              5
Consolidated Period-End Balance Sheets                                         6
Consolidated Average Balance Sheets                                            7
Selected Average Balances                                                      8
Securitized Balances                                                           9
Selected Period-End Balances                                                  10
Average Balances/Net Interest Income/Rates                                 11-13
Stockholder Data                                                              14
Capitalization                                                                15
Noninterest Income                                                            16
Noninterest Expense                                                           16
Salaries, Benefits, and Other Personnel Expense                               17
Full-Time Equivalent Employees by Line of Business                            17
Credit Quality Statistics                                                  18-20
Ten Largest Nonperforming Loans                                               20
Commercial Loan Industry Concentration                                        20
Consumer and Small Business Financial Services Performance Measures           21
Asset Management Performance Measures                                         22
Mortgage Banking Statistics                                                23-25
First Franklin Loan Origination and Portfolio Statistics                      26
Home Equity Portfolio Statistics                                              27
Line of Business Results                                                   28-31

MONTHLY FINANCIAL TRENDS
Consolidated Selected Average Balances                                        32
Capitalization                                                                33
Full-Time Equivalent Employees By Line of Business                            33
Consumer and Small Business Financial Services Performance Measures           34
Asset Management Performance Measures                                         35
Mortgage Banking Statistics                                                   35
First Franklin Origination and Portfolio Statistics                           36

              FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES
--------------------------------------------------------------------------------



CHANGES TO THIS FINANCIAL SUPPLEMENT ARE AS FOLLOWS:

CONSOLIDATED FINANCIAL HIGHLIGHTS - PAGE 4, CONSOLIDATED PERIOD-END BALANCE SHEETS - PAGE 6, CONSOLIDATED AVERAGE BALANCE SHEETS - PAGE 7, AVERAGE BALANCES/NET INTEREST INCOME/RATES - PAGE 11, CAPITALIZATION - PAGE 15, AND LINE OF BUSINESS RESULTS - PAGES 29 AND 31.

Period-end derivative assets and liabilities were updated to reflect their actual balances at fair value at March 31, 2004. This change affected average balances and ratios contained on the aforementioned pages for the three months and period-ended March 31, 2004 summarized below:

  Consolidated Financial Highlights - Period-end equity to assets ratio; Period-end tangible common equity to assets ratio; Average equity to assets ratio; Average total assets; and Period-end total assets

  Consolidated Period-End Balance Sheets - Derivative assets; Total assets; Derivative liabilities; Total liabilities; and Total liabilities and stockholders' equity

  Consolidated Average Balance Sheets - Derivative assets; Total assets; Derivative liabilities; Total liabilities; and Total liabilities and stockholders' equity

  Average Balances/Net Interest Income/Rates - Nonearning assets; Total assets; Accrued interest and other liabilities; Total liabilities; and Total liabilities and stockholders' equity

  Capitalization - Total risk-based capital; Risk-weighted assets; Equity to assets ratio; Common equity to assets ratio; Tangible equity to assets ratio; and Tangible common equity to assets ratio

  Line of Business Results - Average assets for both National City Mortgage Co. and Consolidated; and Return on average assets for National City Mortgage Co.


SECURITIZED BALANCES  - PAGE 9

First quarter 2004 average loans held in portfolio and average loans held for securitization for the managed automobile portfolio were updated to reflect their actual balances.

MORTGAGE BANKING STATISTICS- PAGES 23 AND 35

National City Mortgage Co (NCMC) loan sales for the month of March 2004 were updated to reflect actual mortgage loans sold for that month. This change also affected total mortgage loan sales for the month of March 2004 and NCMC loan sales and total mortgage loan sales for the first quarter of 2004.

MONTHLY FINANCIAL TRENDS - FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS - PAGE 36

The weighted-average note rate for First Franklin loans originated in March 2004 was updated to reflect the actual weighted-average note rate.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                   2004                               2003
                                                                 ---------    ----------------------------------------------------
                                                                  1ST QTR      4TH QTR      3RD QTR       2ND QTR        1ST QTR
                                                                 ---------    ---------    ---------    -----------    -----------
EARNINGS
Tax-equivalent interest income                                   $   1,350    $   1,416    $   1,554    $     1,528    $     1,527
Interest expense                                                       325          375          403            426            426
                                                                 ---------    ---------    ---------    -----------    -----------
Tax-equivalent net interest income                                   1,025        1,041        1,151          1,102          1,101
Provision for loan losses                                               83          148          107            183            200
                                                                 ---------    ---------    ---------    -----------    -----------
Tax-equivalent NII after provision for loan losses                     942          893        1,044            919            901
Fees and other income                                                1,118          981          484            981          1,103
Securities gains (losses), net                                           -           10            5             32              -
Noninterest expense                                                    986        1,045        1,008          1,026          1,009
                                                                 ---------    ---------    ---------    -----------    -----------
Income before taxes and tax-equivalent adjustment                    1,074          839          525            906            995
Income taxes                                                           357          288          175            313            344
Tax-equivalent adjustment                                                7            7            6              7              8
                                                                 ---------    ---------    ---------    -----------    -----------
Net income                                                       $     710    $     544    $     344    $       586    $       643
                                                                 =========    =========    =========    ===========    ===========
Effective tax rate                                                    33.5%        34.6%        33.8%          34.8%          34.8%

PER COMMON SHARE
Net income:
    Basic                                                        $    1.17    $     .89    $     .56    $       .96    $      1.05
    Diluted                                                           1.16          .88          .56            .94           1.05
Dividends paid                                                         .32          .32          .32           .305           .305
Book value                                                           16.25        15.39        14.89          14.72          14.05
Market value (close)                                                 35.58        33.94        29.46          32.71          27.85
Average shares:
    Basic                                                            605.9        607.6        613.6          612.1          611.5
    Diluted                                                          612.6        612.7        619.0          618.4          615.6

PERFORMANCE RATIOS
Return on average common equity                                      29.58%       22.99%       14.87%         26.74%         30.60%
Return on average total equity                                       29.58        22.99        14.87          26.74          30.60
Return on average assets                                              2.61         1.89         1.10           1.97           2.24
Net interest margin                                                   4.16         4.03         4.10           4.11           4.21
Efficiency ratio                                                     46.03        51.69        61.62          49.27          45.77

CREDIT QUALITY STATISTICS
Net charge-offs                                                  $      82    $     151    $     124    $       164    $       171
Provision for loan losses                                               83          148          107            183            200
Loan loss allowance                                                  1,126        1,125        1,130          1,147          1,128
Nonperforming assets                                                   606          657          756            818            822
Annualized net charge-offs to average portfolio loans                  .42%         .76%         .64%           .88%           .95%
Loan loss allowance to period-end portfolio loans                     1.41         1.42         1.45           1.51           1.51
Loan loss allowance to nonperforming portfolio loans                223.24       204.76       179.61         162.09         162.01
Loan loss allowance (period-end) to annualized net charge-offs      340.58       189.04       228.68         174.07         163.10
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                       .76          .83          .97           1.08           1.10

                                                                                            2002
                                                                 ---------------------------------------------------------
                                                                   4TH QTR         3RD QTR        2ND QTR        1ST QTR
                                                                 -----------     -----------    -----------    -----------
EARNINGS
Tax-equivalent interest income                                   $     1,540     $     1,451    $     1,444    $     1,511
Interest expense                                                         459             472            473            506
                                                                 -----------     -----------    -----------    -----------
Tax-equivalent net interest income                                     1,081             979            971          1,005
Provision for loan losses                                                159             169            165            189
                                                                 -----------     -----------    -----------    -----------
Tax-equivalent NII after provision for loan losses                       922             810            806            816
Fees and other income                                                    528             576            699            691
Securities gains (losses), net                                           (17)              -             44             54
Noninterest expense                                                    1,011             870            974            875
                                                                 -----------     -----------    -----------    -----------
Income before taxes and tax-equivalent adjustment                        422             516            575            686
Income taxes                                                             136             161            193            232
Tax-equivalent adjustment                                                  6               8              8              8
                                                                 -----------     -----------    -----------    -----------
Net income                                                       $       280     $       347    $       374    $       446
                                                                 ===========     ===========    ===========    ===========
Effective tax rate                                                      32.7%           31.8%          34.0%          34.2%

PER COMMON SHARE
Net income:
    Basic                                                        $       .46     $       .56    $       .62    $       .73
    Diluted                                                              .46             .56            .60            .73
Dividends paid                                                          .305            .305           .295           .295
Book value                                                             13.35           13.25          12.99          12.61
Market value (close)                                                   27.32           28.53          33.25          30.76
Average shares:
    Basic                                                              611.9           611.6          609.3          607.8
    Diluted                                                            616.0           617.9          616.8          614.0

PERFORMANCE RATIOS
Return on average common equity                                        13.41%          16.79%         19.05%         24.03%
Return on average total equity                                         13.41           16.79          19.05          24.03
Return on average assets                                                 .99            1.36           1.53           1.77
Net interest margin                                                     4.26            4.34           4.42           4.36
Efficiency ratio                                                       62.80           55.98          58.33          51.58

CREDIT QUALITY STATISTICS
Net charge-offs                                                  $       140     $       120    $       135    $       181
Provision for loan losses                                                159             169            165            189
Loan loss allowance                                                    1,099           1,080          1,030          1,000
Nonperforming assets                                                     817             852            793            716
Annualized net charge-offs to average portfolio loans                    .78%            .69%           .80%          1.08%
Loan loss allowance to period-end portfolio loans                       1.52            1.52           1.50           1.47
Loan loss allowance to nonperforming portfolio loans                  156.42          144.44         146.42         153.84
Loan loss allowance (period-end) to annualized net charge-offs        198.04          227.03         190.26         135.90
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                        1.13            1.20           1.15           1.05

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                  CONSOLIDATED FINANCIAL HIGHLIGHTS (CONTINUED)
                                 ($ IN MILLIONS)

                                                   2004                          2003
                                                 --------    --------------------------------------------
                                                 1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                 --------    --------    --------    --------    --------
CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital                                       9.36%       8.79%       8.11%       8.12%       7.82%
Total risk-based capital                            13.67       13.12       12.29       12.39       11.65
Leverage                                             8.19        7.43        6.58        6.78        6.55
Period-end equity to assets                          8.85        8.19        7.50        7.32        7.31
Period-end tangible common equity to assets(1)       7.89        7.24        6.59        6.43        6.39
Average equity to assets                             8.83        8.20        7.42        7.38        7.33
Average equity to portfolio loans                   12.21       12.05       11.90       11.70       11.65
Average portfolio loans to deposits                120.30      116.37      107.50      108.45      110.78
Average portfolio loans to core deposits           135.51      133.21      125.80      127.10      130.48
Average portfolio loans to earning assets           80.08       75.47       68.82       69.92       69.84
Average securities to earning assets                 6.62        6.33        5.95        6.89        7.92

AVERAGE BALANCES
Assets                                           $109,423    $114,466    $123,651    $119,035    $116,318
Portfolio loans                                    79,085      77,901      77,064      75,065      73,183
Loans held for sale or securitization              12,323      17,680      27,036      24,118      22,524
Securities (at cost)                                6,537       6,534       6,667       7,397       8,295
Earning assets                                     98,759     103,218     111,984     107,355     104,785
Core deposits                                      58,360      58,479      61,258      59,060      56,087
Purchased deposits and funding                     38,253      43,267      49,743      47,551      47,740
Common equity                                       9,659       9,390       9,171       8,786       8,529
Total equity                                        9,659       9,390       9,171       8,786       8,529

PERIOD-END BALANCES
Assets                                           $111,355    $113,933    $120,958    $123,343    $117,494
Portfolio loans                                    79,927      79,279      77,756      75,839      74,933
Loans held for sale or securitization              12,478      15,368      23,615      26,796      21,740
Securities (at fair value)                          6,881       6,866       6,755       7,377       8,464
Core deposits                                      60,030      58,922      58,680      60,727      57,858
Purchased deposits and funding                     37,343      41,983      49,010      48,762      46,492
Common equity                                       9,854       9,329       9,068       9,030       8,587
Total equity                                        9,854       9,329       9,068       9,030       8,587

                                                                     2002
                                                 --------------------------------------------
                                                 4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                 --------    --------    --------    --------
CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital                                       7.46%       7.74%       7.90%       7.66%
Total risk-based capital                            11.37       11.82       12.22       12.09
Leverage                                             6.39        7.05        7.03        6.49
Period-end equity to assets                          6.91        7.42        8.00        7.67
Period-end tangible common equity to assets(1)       6.00        6.43        6.91        6.58
Average equity to assets                             7.37        8.10        8.05        7.37
Average equity to portfolio loans                   11.63       11.87       11.60       11.08
Average portfolio loans to deposits                107.90      112.32      114.08      111.71
Average portfolio loans to core deposits           128.70      131.24      133.96      137.26
Average portfolio loans to earning assets           70.37       76.59       77.37       73.37
Average securities to earning assets                 9.36        9.26        9.86        9.54

AVERAGE BALANCES
Assets                                           $112,533    $101,054    $ 97,906    $102,108
Portfolio loans                                    71,291      68,945      67,930      67,929
Loans held for sale or securitization              19,676      11,851      10,343      15,015
Securities (at cost)                                9,484       8,336       8,660       8,834
Earning assets                                    101,315      90,014      87,797      92,578
Core deposits                                      55,394      52,535      50,710      49,490
Purchased deposits and funding                     45,666      37,413      36,765      42,818
Common equity                                       8,289       8,185       7,876       7,528
Total equity                                        8,289       8,185       7,877       7,529

PERIOD-END BALANCES
Assets                                           $118,021    $109,271    $ 99,101    $100,078
Portfolio loans                                    72,134      71,032      68,674      68,089
Loans held for sale or securitization              24,501      15,811       9,796      12,296
Securities (at fair value)                          9,211      10,487       8,800       9,036
Core deposits                                      56,342      54,428      51,763      50,196
Purchased deposits and funding                     49,530      43,276      36,528      39,492
Common equity                                       8,161       8,110       7,928       7,672
Total equity                                        8,161       8,110       7,929       7,672

(1)      Excludes goodwill and other intangible assets

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        CONSOLIDATED STATEMENTS OF INCOME
                     ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              2004                                   2003
                                                         -------------  ------------------------------------------------------------
                                                            1ST QTR        4TH QTR         3RD QTR         2ND QTR        1ST QTR
                                                         -------------  -------------   -------------   -------------  -------------
INTEREST INCOME:
 Loans                                                   $   1,249,107  $   1,319,958   $   1,456,575   $   1,409,904  $   1,398,244
 Securities:
  Taxable                                                       69,293         67,721          67,650          85,957         96,976
  Exempt from Federal income taxes                               8,199          8,360           8,424           8,579          8,564
  Dividends                                                      4,206          4,504           4,425           6,283          5,192
 Federal funds sold and security resale agreements                 729            813             827             612            504
 Other investments                                              12,404          8,264           9,272           9,698         10,516
                                                         -------------  -------------   -------------   -------------  -------------
   TOTAL INTEREST INCOME                                     1,343,938      1,409,620       1,547,173       1,521,033      1,519,996

INTEREST EXPENSE:
 Deposits                                                      188,545        199,900         213,127         234,353        244,351
 Federal funds borrowed and security
   repurchase agreements                                        18,004         19,797          30,330          40,685         41,585
 Borrowed funds                                                  2,958          2,396           2,678           4,600          8,998
 Long-term debt                                                115,804        152,365         157,067         145,813        131,771
                                                         -------------  -------------   -------------   -------------  -------------
   TOTAL INTEREST EXPENSE                                      325,311        374,458         403,202         425,451        426,705

   NET INTEREST INCOME                                       1,018,627      1,035,162       1,143,971       1,095,582      1,093,291
 Provision for loan losses                                      82,507        147,991         107,047         183,147        200,233
                                                         -------------  -------------   -------------   -------------  -------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES         936,120        887,171       1,036,924         912,435        893,058

NONINTEREST INCOME:
 Mortgage banking revenue                                      579,398        451,252         (26,883)        426,924        630,733
 Deposit service charges                                       147,353        146,265         144,940         142,126        134,736
 Payment processing revenue                                    121,619        134,913         124,517         113,047        105,411
 Trust and investment management fees                           75,576         72,003          72,403          77,310         69,359
 Card-related fees                                              37,130         42,003          41,827          44,036         41,081
 Brokerage revenue                                              32,252         31,400          32,776          33,428         24,476
 Other                                                         124,230        102,671          94,941         143,634         97,520
                                                         -------------  -------------   -------------   -------------  -------------
   TOTAL FEES AND OTHER INCOME                               1,117,558        980,507         484,521         980,505      1,103,316
 Securities gains (losses), net                                    139         10,177           5,398          31,407            170
                                                         -------------  -------------   -------------   -------------  -------------
   TOTAL NONINTEREST INCOME                                  1,117,697        990,684         489,919       1,011,912      1,103,486

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                       548,891        541,174         571,059         542,291        561,162
 Equipment                                                      69,477         75,508          58,458          62,763         64,692
 Net occupancy                                                  59,959         61,229          57,323          56,081         58,356
 Third-party services                                           68,364         88,227          70,739          70,838         65,544
 Card processing                                                57,543         60,379          54,194          51,194         52,326
 Marketing and public relations                                 22,260         29,726          22,259          66,272         17,312
 Other                                                         159,846        189,161         173,584         176,798        189,474
                                                         -------------  -------------   -------------   -------------  -------------
   TOTAL NONINTEREST EXPENSE                                   986,340      1,045,404       1,007,616       1,026,237      1,008,866

INCOME BEFORE INCOME TAX EXPENSE                             1,067,477        832,451         519,227         898,110        987,678
INCOME TAX EXPENSE                                             357,109        288,335         175,590         312,302        344,175
                                                         -------------  -------------   -------------   -------------  -------------
   NET INCOME                                            $     710,368  $     544,116   $     343,637   $     585,808  $     643,503
                                                         =============  =============   =============   =============  =============
NET INCOME PER COMMON SHARE:
   Basic                                                 $        1.17  $         .89   $         .56   $         .96  $        1.05
   Diluted                                                        1.16            .88             .56             .94           1.05

AVERAGE COMMON SHARES:
   Basic                                                   605,916,791    607,623,840     613,574,321     612,119,565    611,521,806
   Diluted                                                 612,596,633    612,711,761     618,968,822     618,384,192    615,578,784

MEMO:
Tax-equivalent net interest income                       $   1,025,157  $   1,041,905   $   1,150,765   $   1,102,248  $   1,100,728
Net income available to common stockholders                    710,368        544,116         343,637         585,808        643,503

                                                                                       2002
                                                         --------------------------------------------------------------
                                                            4TH QTR          3RD QTR         2ND QTR         1ST QTR
                                                         -------------    -------------   -------------   -------------
INTEREST INCOME:
 Loans                                                   $   1,391,127    $   1,306,486   $   1,284,830   $   1,351,519
 Securities:
  Taxable                                                      115,690          109,454         123,968         124,984
  Exempt from Federal income taxes                               8,846            9,006           9,143           9,291
  Dividends                                                      9,346            9,008           8,330           8,507
 Federal funds sold and security resale agreements                 554              464             474             518
 Other investments                                               7,891            8,506           9,171           8,807
                                                         -------------    -------------   -------------   -------------
   TOTAL INTEREST INCOME                                     1,533,454        1,442,924       1,435,916       1,503,626

INTEREST EXPENSE:
 Deposits                                                      275,853          283,800         287,481         301,244
 Federal funds borrowed and security
   repurchase agreements                                        41,749           34,511          32,241          41,929
 Borrowed funds                                                 12,003            7,147           4,969          13,256
 Long-term debt                                                129,768          146,322         148,588         149,680
                                                         -------------    -------------   -------------   -------------
   TOTAL INTEREST EXPENSE                                      459,373          471,780         473,279         506,109

   NET INTEREST INCOME                                       1,074,081          971,144         962,637         997,517
 Provision for loan losses                                     158,638          169,164         165,476         188,640
                                                         -------------    -------------   -------------   -------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES         915,443          801,980         797,161         808,877

NONINTEREST INCOME:
 Mortgage banking revenue                                       44,739          132,983         217,402         195,217
 Deposit service charges                                       136,740          132,270         125,763         118,787
 Payment processing revenue                                    116,976          113,513         111,707         108,841
 Trust and investment management fees                           70,740           73,936          85,136          77,575
 Card-related fees                                              45,744           47,212          31,873          32,136
 Brokerage revenue                                              25,770           24,986          30,762          27,067
 Other                                                          87,439           50,755          96,575         131,238
                                                         -------------    -------------   -------------   -------------
   TOTAL FEES AND OTHER INCOME                                 528,148          575,655         699,218         690,861
 Securities gains (losses), net                                (16,630)             157          44,033          53,532
                                                         -------------    -------------   -------------   -------------
   TOTAL NONINTEREST INCOME                                    511,518          575,812         743,251         744,393

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                       527,242          448,517         445,393         444,328
 Equipment                                                      65,140           56,667          61,325          62,299
 Net occupancy                                                  58,851           56,035          55,334          54,824
 Third-party services                                           71,159           54,671          59,668          53,585
 Card processing                                                54,000           50,963          52,112          53,816
 Marketing and public relations                                 19,140           25,402          75,447          26,149
 Other                                                         215,115          177,921         224,643         179,888
                                                         -------------    -------------   -------------   -------------
   TOTAL NONINTEREST EXPENSE                                 1,010,647          870,176         973,922         874,889

INCOME BEFORE INCOME TAX EXPENSE                               416,314          507,616         566,490         678,381
INCOME TAX EXPENSE                                             136,242          161,313         192,353         232,250
                                                         -------------    -------------   -------------   -------------
   NET INCOME                                            $     280,072    $     346,303   $     374,137   $     446,131
                                                         =============    =============   =============   =============
NET INCOME PER COMMON SHARE:
   Basic                                                 $         .46    $         .56   $         .62   $         .73
   Diluted                                                         .46              .56             .60             .73

AVERAGE COMMON SHARES:
   Basic                                                   611,896,075      611,638,832     609,336,050     607,815,387
   Diluted                                                 615,971,640      617,850,460     616,793,457     614,041,768

MEMO:
Tax-equivalent net interest income                       $   1,081,175    $     978,851   $     970,357   $   1,005,350
Net income available to common stockholders                    280,072          346,302         374,127         446,121

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                                ($ IN THOUSANDS)

                                                      2004                                      2003
                                                 -------------    ----------------------------------------------------------------
                                                    1ST QTR          4TH QTR          3RD QTR          2ND QTR          1ST QTR
                                                 -------------    -------------    -------------    -------------    -------------
ASSETS
  Cash and demand balances due from banks        $   3,386,459    $   3,595,706    $   3,602,298    $   4,042,648    $   3,767,425
  Federal funds sold and security
    resale agreements                                  355,240          162,347          131,062           81,574           68,616
  Securities available for sale, at fair value       6,880,816        6,865,616        6,755,118        7,377,350        8,464,144
  Other investments                                    505,183          830,887          769,141          842,893          498,148
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                           7,300           16,300           15,591           12,591           12,591
    Mortgage                                        12,470,720       14,497,277       23,599,767       26,783,635       21,727,600
    Automobile                                               -          853,982                -                -                -
                                                 -------------    -------------    -------------    -------------    -------------
      TOTAL LOANS HELD FOR SALE
        OR SECURITIZATION                           12,478,020       15,367,559       23,615,358       26,796,226       21,740,191
  PORTFOLIO LOANS:
    Commercial                                      19,017,015       19,164,326       20,934,229       21,837,932       22,824,571
    Commercial construction                          2,188,177        2,289,429        2,524,598        2,341,879        2,304,061
    Real estate - commercial                         9,893,169        9,827,877        9,495,261        9,462,072        9,507,893
    Real estate - residential                       27,199,655       27,393,711       24,330,916       23,009,187       21,820,145
    Home equity lines of credit                     12,008,704       10,950,356       10,074,306        9,124,178        8,393,176
    Credit card and other unsecured
      lines of credit                                2,234,590        2,324,198        2,178,703        2,124,368        2,023,065
    Other consumer                                   7,385,938        7,328,956        8,217,497        7,939,113        8,060,075
                                                 -------------    -------------    -------------    -------------    -------------
      TOTAL PORTFOLIO LOANS                         79,927,248       79,278,853       77,755,510       75,838,729       74,932,986
    Allowance for loan losses                       (1,125,660)      (1,125,329)      (1,129,633)      (1,147,098)      (1,128,249)
                                                 -------------    -------------    -------------    -------------    -------------
      NET PORTFOLIO LOANS                           78,801,588       78,153,524       76,625,877       74,691,631       73,804,737
  Properties and equipment                           1,137,896        1,125,526        1,113,714        1,106,705        1,032,617
  Other real estate owned                               92,331           99,418          110,380          103,685          115,739
  Mortgage servicing assets                          1,199,918        1,298,417        1,136,987          733,420          813,312
  Goodwill                                           1,103,340        1,103,340        1,103,271        1,102,799        1,078,281
  Other intangible assets                               56,336           62,475           68,631           74,502           69,193
  Derivative assets                                  1,550,552        1,349,259        1,785,967        1,819,917        1,469,869
  Accrued income and other assets                    3,807,381        3,919,386        4,140,183        4,569,239        4,571,984
                                                 -------------    -------------    -------------    -------------    -------------
      TOTAL ASSETS                               $ 111,355,060    $ 113,933,460    $ 120,957,987    $ 123,342,589    $ 117,494,256
                                                 =============    =============    =============    =============    =============
LIABILITIES
  DEPOSITS:
    Noninterest bearing                          $  16,988,347    $  16,585,367    $  16,828,794    $  19,238,413    $  16,878,935
    NOW and money market accounts                   27,767,329       26,849,261       26,256,752       25,415,374       24,361,618
    Savings accounts                                 2,425,914        2,353,721        2,373,289        2,426,424        2,437,801
    Consumer time                                   12,848,588       13,133,909       13,221,476       13,646,875       14,179,957
                                                 -------------    -------------    -------------    -------------    -------------
      CORE DEPOSITS                                 60,030,178       58,922,258       58,680,311       60,727,086       57,858,311
    Other                                              972,734          924,969        2,731,341        2,440,785        2,945,649
    Foreign                                          6,210,322        4,082,803        8,864,227        3,602,917        5,093,320
                                                 -------------    -------------    -------------    -------------    -------------
      TOTAL DEPOSITS                                67,213,234       63,930,030       70,275,879       66,770,788       65,897,280
  Federal funds borrowed and security
      repurchase agreements                          9,220,268        6,693,916        8,637,604       12,112,317       12,744,562
  Borrowed funds                                     1,381,465        6,615,460        1,472,746        2,667,925        1,735,932
  Long-term debt                                    19,557,891       23,666,292       27,304,153       27,938,252       23,972,172
  Derivative liabilities                               844,178          875,737        1,246,371        1,416,132          989,625
  Accrued expenses and other liabilities             3,283,913        2,823,354        2,953,390        3,407,266        3,567,522
                                                 -------------    -------------    -------------    -------------    -------------
      TOTAL LIABILITIES                            101,500,949      104,604,789      111,890,143      114,312,680      108,907,093
STOCKHOLDERS' EQUITY
  Preferred stock                                            -                -                -                -                -
  Common stock                                       2,426,239        2,423,985        2,436,547        2,453,705        2,443,888
  Capital surplus                                    1,182,405        1,116,279        1,079,072        1,057,467        1,002,194
  Retained earnings                                  6,176,988        5,723,720        5,502,147        5,484,430        5,085,060
  Accumulated other comprehensive income                68,479           64,687           50,078           34,307           56,021
                                                 -------------    -------------    -------------    -------------    -------------
    TOTAL STOCKHOLDERS' EQUITY                       9,854,111        9,328,671        9,067,844        9,029,909        8,587,163
                                                 -------------    -------------    -------------    -------------    -------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $ 111,355,060    $ 113,933,460    $ 120,957,987    $ 123,342,589    $ 117,494,256
                                                 =============    =============    =============    =============    =============
COMMON SHARES OUTSTANDING                          606,559,564      605,996,120      609,136,762      613,426,098      610,971,942

MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                    $   3,226,351    $   2,394,020    $   2,993,448    $   4,759,275    $   3,577,713
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                           1,041,688          860,045        1,018,593          928,275          801,459
Noninterest bearing deposits excluding P&I
  and T&I balances                                  12,720,308       13,331,302       12,816,753       13,550,863       12,499,763
Core deposits excluding P&I and T&I balances        55,762,139       55,668,193       54,668,270       55,039,536       53,479,139

                                                                               2002
                                                 ----------------------------------------------------------------
                                                    4TH QTR          3RD QTR          2ND QTR          1ST QTR
                                                 -------------    -------------    -------------    -------------
ASSETS
  Cash and demand balances due from banks        $   3,756,426    $   4,106,687    $   3,367,210    $   2,859,394
  Federal funds sold and security
    resale agreements                                  136,343           95,895           86,285           67,994
  Securities available for sale, at fair value       9,211,268       10,487,124        8,800,004        9,036,019
  Other investments                                    869,147          761,248          728,936          744,981
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                          14,840           27,973                -                -
    Mortgage                                        24,486,524       15,783,350        9,796,496       12,296,059
    Automobile                                               -                -                -                -
                                                 -------------    -------------    -------------    -------------
      TOTAL LOANS HELD FOR SALE
        OR SECURITIZATION                           24,501,364       15,811,323        9,796,496       12,296,059
  PORTFOLIO LOANS:
    Commercial                                      22,631,724       24,571,513       24,143,487       24,525,742
    Commercial construction                          2,090,336        1,452,849        1,305,491        1,207,856
    Real estate - commercial                         9,384,851        8,076,473        7,978,960        7,868,692
    Real estate - residential                       19,972,549       16,404,069       15,454,101       15,215,099
    Home equity lines of credit                      8,062,199        7,617,672        7,009,400        6,320,135
    Credit card and other unsecured
      lines of credit                                2,030,024        1,915,547        1,870,138        1,731,075
    Other consumer                                   7,962,729       10,993,697       10,912,771       11,220,717
                                                 -------------    -------------    -------------    -------------
      TOTAL PORTFOLIO LOANS                         72,134,412       71,031,820       68,674,348       68,089,316
    Allowance for loan losses                       (1,098,588)      (1,079,773)      (1,030,487)      (1,000,043)
                                                 -------------    -------------    -------------    -------------
      NET PORTFOLIO LOANS                           71,035,824       69,952,047       67,643,861       67,089,273
  Properties and equipment                           1,036,937        1,031,098        1,042,933        1,059,445
  Other real estate owned                              114,931          104,587           89,365           65,562
  Mortgage servicing assets                            615,193          690,615        1,068,400        1,363,860
  Goodwill                                           1,078,281        1,078,281        1,078,281        1,078,281
  Other intangible assets                               74,573           79,438           80,500           83,919
  Derivative assets                                  1,468,381        1,048,665          765,193          493,847
  Accrued income and other assets                    4,122,722        4,024,139        4,553,245        3,839,050
                                                 -------------    -------------    -------------    -------------
      TOTAL ASSETS                               $ 118,021,390    $ 109,271,147    $  99,100,709    $ 100,077,684
                                                 =============    =============    =============    =============
LIABILITIES
  DEPOSITS:
    Noninterest bearing                          $  16,156,081    $  15,616,730    $  13,674,346    $  12,600,160
    NOW and money market accounts                   23,022,449       21,325,533       20,239,550       19,786,170
    Savings accounts                                 2,477,067        2,499,922        2,596,261        2,629,316
    Consumer time                                   14,686,005       14,985,661       15,253,091       15,180,008
                                                 -------------    -------------    -------------    -------------
      CORE DEPOSITS                                 56,341,602       54,427,846       51,763,248       50,195,654
    Other                                            3,403,827        3,128,856        3,239,652        3,837,062
    Foreign                                          5,373,339        3,077,867        2,311,938        4,268,676
                                                 -------------    -------------    -------------    -------------
      TOTAL DEPOSITS                                65,118,768       60,634,569       57,314,838       58,301,392
  Federal funds borrowed and security
      repurchase agreements                          6,528,258        6,068,559        5,212,463       10,586,323
  Borrowed funds                                    11,493,909        9,802,372        6,659,291        1,109,360
  Long-term debt                                    22,730,295       21,198,090       19,104,451       19,690,454
  Derivative liabilities                             1,243,544          730,231          495,966          315,077
  Accrued expenses and other liabilities             2,745,559        2,726,994        2,384,560        2,402,867
                                                 -------------    -------------    -------------    -------------
      TOTAL LIABILITIES                            109,860,333      101,160,815       91,171,569       92,405,473
STOCKHOLDERS' EQUITY
  Preferred stock                                            -                -              698              698
  Common stock                                       2,445,966        2,448,721        2,441,917        2,433,582
  Capital surplus                                      989,346          982,552          964,599          930,865
  Retained earnings                                  4,658,565        4,591,280        4,431,500        4,236,947
  Accumulated other comprehensive income                67,180           87,779           90,426           70,119
                                                 -------------    -------------    -------------    -------------
    TOTAL STOCKHOLDERS' EQUITY                       8,161,057        8,110,332        7,929,140        7,672,211
                                                 -------------    -------------    -------------    -------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $ 118,021,390    $ 109,271,147    $  99,100,709    $ 100,077,684
                                                 =============    =============    =============    =============
COMMON SHARES OUTSTANDING                          611,491,359      612,180,011      610,479,248      608,395,463

MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances
Noninterest bearing deposits excluding P&I
  and T&I balances
Core deposits excluding P&I and T&I balances

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                       CONSOLIDATED AVERAGE BALANCE SHEETS
                                 ($ IN MILLIONS)

                                                                 2004                            2003
                                                              ---------    ------------------------------------------------
                                                               1ST QTR      4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                              ---------    ---------    ---------    ---------    ---------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                                $  18,860    $  20,022    $  21,152    $  22,001    $  22,415
    Commercial construction                                       2,245        2,445        2,425        2,318        2,181
    Real estate - commercial                                      9,819        9,587        9,450        9,475        9,420
    Real estate - residential                                    27,076       25,564       24,088       22,469       21,025
    Home equity lines of credit                                  11,396       10,410        9,612        8,761        8,152
    Credit card  and other unsecured lines of credit              2,283        2,330        2,170        2,084        2,033
    Other consumer                                                7,406        7,543        8,167        7,957        7,957
                                                              ---------    ---------    ---------    ---------    ---------
      TOTAL PORTFOLIO LOANS                                      79,085       77,901       77,064       75,065       73,183
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                       13           13           13           13           14
    Mortgage                                                     11,780       17,060       27,023       24,105       22,510
    Automobile                                                      530          607            -            -            -
    Credit card                                                       -            -            -            -            -
                                                              ---------    ---------    ---------    ---------    ---------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                12,323       17,680       27,036       24,118       22,524
  Securities available for sale, at cost                          6,537        6,534        6,667        7,397        8,295
  Federal funds sold and security resale agreements                 260          275          272          142          118
  Other investments                                                 554          828          945          633          665
                                                              ---------    ---------    ---------    ---------    ---------
      TOTAL EARNING ASSETS                                       98,759      103,218      111,984      107,355      104,785
Allowance for loan losses                                        (1,124)      (1,125)      (1,144)      (1,127)      (1,101)
Fair value appreciation of securities available for sale            220          201          202          302          324
Cash and demand balances due from banks                           3,015        3,173        3,554        3,465        3,376
Properties and equipment                                          1,128        1,128        1,115        1,049        1,038
Other real estate owned                                              98          105          107          110          115
Mortgage servicing assets                                         1,341        1,271        1,225          801          762
Goodwill                                                          1,103        1,103        1,103        1,084        1,078
Other intangible assets                                              59           65           71           69           72
Derivative assets                                                   783          854          544        1,077          935
Accrued income and other assets                                   4,041        4,473        4,890        4,850        4,934
                                                              ---------    ---------    ---------    ---------    ---------
    TOTAL ASSETS                                              $ 109,423    $ 114,466    $ 123,651    $ 119,035    $ 116,318
                                                              =========    =========    =========    =========    =========

LIABILITIES
DEPOSITS:
  Noninterest bearing                                         $  15,658    $  16,089    $  19,408    $  17,596    $  15,689
  NOW and money market accounts                                  27,325       26,845       26,091       25,045       23,489
  Savings accounts                                                2,369        2,367        2,422        2,447        2,458
  Consumer time                                                  13,008       13,178       13,337       13,972       14,451
                                                              ---------    ---------    ---------    ---------    ---------
    CORE DEPOSITS                                                58,360       58,479       61,258       59,060       56,087
  Brokered retail CDs                                               499          836        2,502        2,601        2,871
  Other                                                             359          369          739          606          499
  Foreign                                                         6,520        7,260        7,186        6,950        6,602
                                                              ---------    ---------    ---------    ---------    ---------
    TOTAL DEPOSITS                                               65,738       66,944       71,685       69,217       66,059
Federal funds borrowed and security
   repurchase agreements                                          7,942        8,754       10,660       11,953       12,306
Borrowed funds                                                    1,594          992        1,087        1,527        2,636
Long-term debt                                                   21,339       25,056       27,569       23,914       22,826
Derivative liabilities                                              435          431          511          680          574
Accrued expenses and other liabilities                            2,716        2,899        2,968        2,958        3,388
                                                              ---------    ---------    ---------    ---------    ---------
    TOTAL LIABILITIES                                            99,764      105,076      114,480      110,249      107,789
STOCKHOLDERS' EQUITY
  Preferred                                                           -            -            -            -            -
  Common                                                          9,659        9,390        9,171        8,786        8,529
                                                              ---------    ---------    ---------    ---------    ---------
    TOTAL STOCKHOLDERS' EQUITY                                    9,659        9,390        9,171        8,786        8,529
                                                              ---------    ---------    ---------    ---------    ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $ 109,423    $ 114,466    $ 123,651    $ 119,035    $ 116,318
                                                              =========    =========    =========    =========    =========
MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                 $   2,471    $   2,646    $   5,738    $   4,692    $   3,457
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                          976        1,048        1,050          957          761
Noninterest bearing deposits excluding P&I and T&I balances      12,211       12,395       12,620       11,947       11,471
Core deposits excluding P&I and T&I balances                     54,913       54,785       54,470       53,411       51,869

                                                                                    2002
                                                              ------------------------------------------------
                                                               4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                              ---------    ---------    ---------    ---------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                                $  23,696    $  23,466    $  23,888    $  24,881
    Commercial construction                                       1,628        1,397        1,239        1,252
    Real estate - commercial                                      8,383        8,037        7,909        7,682
    Real estate - residential                                    16,717       15,895       15,161       14,932
    Home equity lines of credit                                   7,857        7,316        6,679        6,066
    Credit card  and other unsecured lines of credit              1,958        1,910        1,810        1,780
    Other consumer                                               11,052       10,924       11,244       11,336
                                                              ---------    ---------    ---------    ---------
      TOTAL PORTFOLIO LOANS                                      71,291       68,945       67,930       67,929
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                       21           18            -            4
    Mortgage                                                     19,655       11,833       10,343       13,862
    Automobile                                                        -            -            -        1,007
    Credit card                                                       -            -            -          142
                                                              ---------    ---------    ---------    ---------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                19,676       11,851       10,343       15,015
  Securities available for sale, at cost                          9,484        8,336        8,660        8,834
  Federal funds sold and security resale agreements                 117           87           93           95
  Other investments                                                 747          795          771          705
                                                              ---------    ---------    ---------    ---------
      TOTAL EARNING ASSETS                                      101,315       90,014       87,797       92,578
Allowance for loan losses                                        (1,079)      (1,031)      (1,000)      (1,021)
Fair value appreciation of securities available for sale            318          299          208          188
Cash and demand balances due from banks                           3,458        3,126        2,855        2,937
Properties and equipment                                          1,040        1,048        1,061        1,085
Other real estate owned                                             110           97           77           65
Mortgage servicing assets                                           774        1,052        1,224        1,225
Goodwill                                                          1,078        1,078        1,078        1,078
Other intangible assets                                              77           81           79           86
Derivative assets                                                   860          739          520          380
Accrued income and other assets                                   4,582        4,551        4,007        3,507
                                                              ---------    ---------    ---------    ---------
    TOTAL ASSETS                                              $ 112,533    $ 101,054    $  97,906    $ 102,108
                                                              =========    =========    =========    =========

LIABILITIES
DEPOSITS:
  Noninterest bearing                                         $  15,710    $  13,864    $  12,760    $  12,366
  NOW and money market accounts                                  22,385       21,006       20,119       19,411
  Savings accounts                                                2,488        2,543        2,622        2,594
  Consumer time                                                  14,811       15,122       15,209       15,119
                                                              ---------    ---------    ---------    ---------
    CORE DEPOSITS                                                55,394       52,535       50,710       49,490
  Brokered retail CDs                                             2,870        2,500        2,644        3,609
  Other                                                             545          565          818          920
  Foreign                                                         7,264        5,781        5,372        6,792
                                                              ---------    ---------    ---------    ---------
    TOTAL DEPOSITS                                               66,073       61,381       59,544       60,811
Federal funds borrowed and security
   repurchase agreements                                         10,643        7,798        7,298        9,402
Borrowed funds                                                    3,169        1,784        1,201        3,480
Long-term debt                                                   21,175       18,985       19,432       18,615
Derivative liabilities                                              547          459          293          313
Accrued expenses and other liabilities                            2,637        2,462        2,261        1,958
                                                              ---------    ---------    ---------    ---------
    TOTAL LIABILITIES                                           104,244       92,869       90,029       94,579
STOCKHOLDERS' EQUITY

  Preferred                                                           -            -            1            1
  Common                                                          8,289        8,185        7,876        7,528
                                                              ---------    ---------    ---------    ---------
    TOTAL STOCKHOLDERS' EQUITY                                    8,289        8,185        7,877        7,529
                                                              ---------    ---------    ---------    ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $ 112,533    $ 101,054    $  97,906    $ 102,108
                                                              =========    =========    =========    =========
MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                 $   3,444    $   2,090    $   1,291    $   1,320
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                          791          824          680          530
Noninterest bearing deposits excluding P&I and T&I balances      11,475       10,950       10,789       10,516
Core deposits excluding P&I and T&I balances                     51,159       49,621       48,739       47,640

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            SELECTED AVERAGE BALANCES
                                 ($ IN MILLIONS)

                                                                      2004                    2003
                                                                    -------   -------------------------------------
                                                                    1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                                    -------   -------   -------   -------   -------
AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage Co.                                          $10,146   $15,355   $25,933   $23,079   $21,685
First Franklin                                                        1,634     1,388     1,080     1,026       825
National City Home Loan Services (formerly Altegra)                       -       317        10         -         -
                                                                    -------   -------   -------   -------   -------
     TOTAL MORTGAGE LOANS HELD FOR SALE                             $11,780   $17,060   $27,023   $24,105   $22,510
                                                                    =======   =======   =======   =======   =======

SELECTED AVERAGE PORTFOLIO LOAN BALANCES
DEALER(1)
   Floorplan loans (commercial)                                     $   823   $   749   $   722   $   812   $   781
   Automobile leases (other consumer)                                   127       177       270       379       518
   Installment loans (other consumer)                                 5,656     6,339     6,307     6,034     5,828
                                                                    -------   -------   -------   -------   -------
     TOTAL DEALER                                                   $ 6,606   $ 7,265   $ 7,299   $ 7,225   $ 7,127
                                                                    =======   =======   =======   =======   =======

FIRST FRANKLIN/ALTEGRA NONCONFORMING (real estate-residential)(2)
   Altegra/Loan Zone originated loans                               $   473   $   845   $ 1,621   $ 1,799   $ 1,982
   First Franklin originated loans                                   15,668    14,219    12,290    11,000    10,004
                                                                    -------   -------   -------   -------   -------
     TOTAL FIRST FRANKLIN/ALTEGRA NONCONFORMING                     $16,141   $15,064   $13,911   $12,799   $11,986
                                                                    =======   =======   =======   =======   =======

EDUCATION FINANCE(1)
   Student loans (other consumer)                                   $ 1,092   $   716   $   471   $   600   $   750
   Commercial loan (commercial)                                           -       417       298       352       749
                                                                    -------   -------   -------   -------   -------
     TOTAL EDUCATION FINANCE                                        $ 1,092   $ 1,133   $   769   $   952   $ 1,499
                                                                    =======   =======   =======   =======   =======
NATIONAL HOME EQUITY(2)
   Home equity lines of credit                                      $ 5,017   $ 4,250   $ 3,527   $ 2,949   $ 2,481
   Installment loans (real estate-residential)                        1,386     1,282     1,104     1,003       951
                                                                    -------   -------   -------   -------   -------
     TOTAL NATIONAL HOME EQUITY                                     $ 6,403   $ 5,532   $ 4,631   $ 3,952   $ 3,432
                                                                    =======   =======   =======   =======   =======
CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT(3)
   Credit card                                                      $ 1,084   $ 1,071   $ 1,026   $   958   $   932
   Personal lines of credit                                             502       586       481       477       478
   Business lines of credit                                             697       673       663       649       623
                                                                    -------   -------   -------   -------   -------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT          $ 2,283   $ 2,330   $ 2,170   $ 2,084   $ 2,033
                                                                    =======   =======   =======   =======   =======

                                                                                     2002
                                                                    -------------------------------------
                                                                    4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                                    -------   -------   -------   -------
AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage Co.                                          $18,896   $11,483   $ 9,931   $13,451
First Franklin                                                          759       350       412       411
National City Home Loan Services (formerly Altegra)                       -         -         -         -
                                                                    -------   -------   -------   -------
     TOTAL MORTGAGE LOANS HELD FOR SALE                             $19,655   $11,833   $10,343   $13,862
                                                                    =======   =======   =======   =======

SELECTED AVERAGE PORTFOLIO LOAN BALANCES
DEALER(1)
   Floorplan loans (commercial)                                     $   722   $   639   $   696   $   631
   Automobile leases (other consumer)                                   629       791       975     1,126
   Installment loans (other consumer)                                 5,844     5,645     5,447     5,516
                                                                    -------   -------   -------   -------
     TOTAL DEALER                                                   $ 7,195   $ 7,075   $ 7,118   $ 7,273
                                                                    =======   =======   =======   =======

FIRST FRANKLIN/ALTEGRA NONCONFORMING (real estate-residential)(2)
   Altegra/Loan Zone originated loans                               $ 2,182   $ 2,401   $ 2,617   $ 2,859
   First Franklin originated loans                                    8,959     8,167     6,962     6,273
                                                                    -------   -------   -------   -------
     TOTAL FIRST FRANKLIN/ALTEGRA NONCONFORMING                     $11,141   $10,568   $ 9,579   $ 9,132
                                                                    =======   =======   =======   =======

EDUCATION FINANCE(1)
   Student loans (other consumer)                                   $   474   $   377   $   746   $   771
   Commercial loan (commercial)                                         416        41         8       467
                                                                    -------   -------   -------   -------
     TOTAL EDUCATION FINANCE                                        $   890   $   418   $   754   $ 1,238
                                                                    =======   =======   =======   =======
NATIONAL HOME EQUITY(2)
   Home equity lines of credit                                      $ 2,090   $ 1,700   $ 1,335   $   981
   Installment loans (real estate-residential)                          942       974       960       897
                                                                    -------   -------   -------   -------
     TOTAL NATIONAL HOME EQUITY                                     $ 3,032   $ 2,674   $ 2,295   $ 1,878
                                                                    =======   =======   =======   =======
CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT(3)
   Credit card                                                      $   879   $   846   $   767   $   762
   Personal lines of credit                                             483       483       478       483
   Business lines of credit                                             596       581       565       535
                                                                    -------   -------   -------   -------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT          $ 1,958   $ 1,910   $ 1,810   $ 1,780
                                                                    =======   =======   =======   =======

(1) Represents a division under the Consumer and Small Business Financial Services line of business

(2) Represents a division under the National Consumer Finance line of business

(3) Represents the consolidated credit card and other unsecured lines of credit portfolio

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                              SECURITIZED BALANCES
                                 ($ IN MILLIONS)

                                                   2004                     2003
                                                  -------   -------------------------------------
                                                  1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                  -------   -------   -------   -------   -------
CREDIT CARD LOANS

MANAGED CREDIT CARD LOANS:

  Average balances:
     Loans held in portfolio                      $ 1,084   $ 1,071   $ 1,026   $   958   $   932
     Loans held for securitization                      -         -         -         -         -
     Loans securitized                              1,450     1,450     1,450     1,450     1,450
                                                  -------   -------   -------   -------   -------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS   $ 2,534   $ 2,521   $ 2,476   $ 2,408   $ 2,382
                                                  =======   =======   =======   =======   =======
  End of period balances:
     Loans held in portfolio                      $ 1,024   $ 1,136   $ 1,030   $   988   $   916
     Loans held for securitization                      -         -         -         -         -
     Loans securitized                              1,450     1,450     1,450     1,450     1,450
                                                  -------   -------   -------   -------   -------
        TOTAL MANAGED CREDIT CARD LOANS           $ 2,474   $ 2,586   $ 2,480   $ 2,438   $ 2,366
                                                  =======   =======   =======   =======   =======
AUTOMOBILE LOANS(1)

MANAGED AUTOMOBILE LOANS(2):

  Average balances:
     Loans held in portfolio                      $ 2,657   $ 3,270   $ 3,896   $ 3,727   $ 3,578
     Loans held for securitization                    530       607         -         -         -
     Loans securitized                              1,012       530       610       698       791
                                                  -------   -------   -------   -------   -------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS    $ 4,199   $ 4,407   $ 4,506   $ 4,425   $ 4,369
                                                  =======   =======   =======   =======   =======
  End of period balances:
     Loans held in portfolio                      $ 2,834   $ 2,958   $ 3,900   $ 3,808   $ 3,581
     Loans held for securitization                      -       854         -         -         -
     Loans securitized                              1,265       495       568       654       745
                                                  -------   -------   -------   -------   -------
        TOTAL MANAGED AUTOMOBILE LOANS            $ 4,099   $ 4,307   $ 4,468   $ 4,462   $ 4,326
                                                  =======   =======   =======   =======   =======

                                                                   2002
                                                  -------------------------------------
                                                  4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                  -------   -------   -------   -------
CREDIT CARD LOANS

MANAGED CREDIT CARD LOANS:

  Average balances:
     Loans held in portfolio                      $   879   $   846   $   767   $   762
     Loans held for securitization                      -         -         -       142
     Loans securitized                              1,450     1,450     1,450     1,308
                                                  -------   -------   -------   -------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS   $ 2,329   $ 2,296   $ 2,217   $ 2,212
                                                  =======   =======   =======   =======
  End of period balances:
     Loans held in portfolio                      $   950   $   839   $   819   $   712
     Loans held for securitization                      -         -         -         -
     Loans securitized                              1,450     1,450     1,450     1,450
                                                  -------   -------   -------   -------
        TOTAL MANAGED CREDIT CARD LOANS           $ 2,400   $ 2,289   $ 2,269   $ 2,162
                                                  =======   =======   =======   =======
AUTOMOBILE LOANS(1)

MANAGED AUTOMOBILE LOANS(2):

  Average balances:
     Loans held in portfolio                      $ 3,579   $ 3,446   $ 3,257   $ 3,343
     Loans held for securitization                      -         -         -     1,007
     Loans securitized                                877       969     1,060        37
                                                  -------   -------   -------   -------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS    $ 4,456   $ 4,415   $ 4,317   $ 4,387
                                                  =======   =======   =======   =======
  End of period balances:
     Loans held in portfolio                      $ 3,566   $ 3,525   $ 3,306   $ 3,220
     Loans held for securitization                      -         -         -         -
     Loans securitized                                834       924     1,016     1,107
                                                  -------   -------   -------   -------
        TOTAL MANAGED AUTOMOBILE LOANS            $ 4,400   $ 4,449   $ 4,322   $ 4,327
                                                  =======   =======   =======   =======

(1) In February 2004, the Corporation sold through securitization $890 million of indirect prime automobile loans

(2)      Represents managed portfolio of indirect prime automobile loans

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                          SELECTED PERIOD-END BALANCES
                                 ($ IN MILLIONS)

                                                                       2004                          2003
                                                                    ---------   ---------------------------------------------
                                                                     1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                                    ---------   ---------   ---------   ---------   ---------
MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
  National City Mortgage Co.                                        $  10,631   $  12,755   $  21,463   $  25,810   $  20,958
  First Franklin                                                        1,840       1,742       1,187         974         770
  National City Home Loan Services (formerly Altegra)                       -           -         950           -           -
                                                                    ---------   ---------   ---------   ---------   ---------
  TOTAL MORTGAGE LOANS HELD FOR SALE OR
    SECURITIZATION                                                  $  12,471   $  14,497   $  23,600   $  26,784   $  21,728
                                                                    =========   =========   =========   =========   =========
BANK STOCK FUND

Cost basis of equity investments                                    $      38   $       7   $      33   $      36   $     237
Unrealized gains (losses), net                                              4           1           6           8         (11)
                                                                    ---------   ---------   ---------   ---------   ---------
  FAIR VALUE OF INVESTMENTS                                         $      42   $       8   $      39   $      44   $     226
                                                                    =========   =========   =========   =========   =========
INTANGIBLE ASSETS

Goodwill                                                            $   1,103   $   1,103   $   1,103   $   1,103   $   1,078
Core deposit intangibles                                                   12          15          18          22          25
Credit card intangibles                                                     3           3           3           3           4
Other intangibles                                                          42          45          48          49          40
                                                                    ---------   ---------   ---------   ---------   ---------
  TOTAL INTANGIBLE ASSETS                                           $   1,160   $   1,166   $   1,172   $   1,177   $   1,147
                                                                    =========   =========   =========   =========   =========
MEMO:
Holding company investment in subsidiaries                          $  10,958   $  10,251   $  10,016   $  10,381   $  10,432
Holding company intangible assets                                          59          59          59          59          59
Double leverage ratio (1)                                                1.12x       1.11x       1.11x       1.16x       1.22x

PRINCIPAL INVESTMENTS(2)

TYPE OF INVESTMENT:
  Direct investments in public entities                             $       1           -           -   $       1   $       1
  Direct investments in nonpublic entities                                288   $     300   $     308         324         328
  Indirect investments (fund)                                             296         295         286         284         264
                                                                    ---------   ---------   ---------   ---------   ---------
     TOTAL INVESTMENTS                                              $     585   $     595   $     594   $     609   $     593
                                                                    =========   =========   =========   =========   =========
TYPE OF SECURITY:
  Common stock                                                      $      25   $      23   $      25   $      20   $      15
  Convertible debt and preferred stock                                     67          59          61          62          57
  Investments in partnerships, funds and other equity instruments         355         356         352         357         348
  Mezzanine (subordinated) debt                                           138         157         156         170         173
                                                                    ---------   ---------   ---------   ---------   ---------
     TOTAL INVESTMENTS                                              $     585   $     595   $     594   $     609   $     593
                                                                    =========   =========   =========   =========   =========
MEMO:
Commitments to fund principal investments                           $     241   $     227   $     253   $     232   $     240

                                                                                          2002
                                                                    ------------------------------------------------
                                                                     4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                                    ---------    ---------    ---------    ---------
MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
  National City Mortgage Co.                                        $  23,559    $  14,988    $   9,445    $  11,926
  First Franklin                                                          928          795          351          370
  National City Home Loan Services (formerly Altegra)                       -            -            -            -
                                                                    ---------    ---------    ---------    ---------
  TOTAL MORTGAGE LOANS HELD FOR SALE OR
    SECURITIZATION                                                  $  24,487    $  15,783    $   9,796    $  12,296
                                                                    =========    =========    =========    =========
BANK STOCK FUND

Cost basis of equity investments                                    $      75    $     257    $     155    $     272
Unrealized gains (losses), net                                             (4)         (40)          (2)          24
                                                                    ---------    ---------    ---------    ---------
  FAIR VALUE OF INVESTMENTS                                         $      71    $     217    $     153    $     296
                                                                    =========    =========    =========    =========
INTANGIBLE ASSETS

Goodwill                                                            $   1,078    $   1,078    $   1,078    $   1,078
Core deposit intangibles                                                   28           31           35           38
Credit card intangibles                                                     4            5            4            3
Other intangibles                                                          43           44           42           43
                                                                    ---------    ---------    ---------    ---------
  TOTAL INTANGIBLE ASSETS                                           $   1,153    $   1,158    $   1,159    $   1,162
                                                                    =========    =========    =========    =========
MEMO:
Holding company investment in subsidiaries                          $   9,789    $   9,425    $   9,063    $   9,289
Holding company intangible assets                                          59           59           59           59
Double leverage ratio (1)                                                1.21x        1.17x        1.15x        1.22x

PRINCIPAL INVESTMENTS(2)

TYPE OF INVESTMENT:
  Direct investments in public entities                                     -            -    $       1    $       1
  Direct investments in nonpublic entities                          $     317    $     318          318          289
  Indirect investments (fund)                                             255          249          238          220
                                                                    ---------    ---------    ---------    ---------
     TOTAL INVESTMENTS                                              $     572    $     567    $     557    $     510
                                                                    =========    =========    =========    =========
TYPE OF SECURITY:
  Common stock                                                      $      15    $      15    $      13    $      14
  Convertible debt and preferred stock                                     58           63           64           55
  Investments in partnerships, funds and other equity instruments         335          329          319          297
  Mezzanine (subordinated) debt                                           164          160          161          144
                                                                    ---------    ---------    ---------    ---------
     TOTAL INVESTMENTS                                              $     572    $     567    $     557    $     510
                                                                    =========    =========    =========    =========
MEMO:
Commitments to fund principal investments                           $     242    $     252    $     285    $     318

(1) Holding company investment in subsidiaries and intangible assets divided by consolidated equity

(2) Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business. Principal investments exclude investments held in the Bank Stock Fund.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                   AVERAGE BALANCES/NET INTEREST INCOME/RATES
                                 ($ IN MILLIONS)

                                                                2004                            2003
                                                             ---------    ------------------------------------------------
                                                              1ST QTR      4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                             ---------    ---------    ---------    ---------    ---------
AVERAGE BALANCES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                              $  18,873    $  20,035    $  21,165    $  22,014    $  22,429
     Commercial construction                                     2,245        2,445        2,425        2,318        2,181
     Real estate - commercial                                    9,819        9,587        9,450        9,475        9,420
     Real estate - residential                                  38,856       42,624       51,111       46,574       43,535
     Home equity lines of credit                                11,396       10,410        9,612        8,761        8,152
     Credit card and other unsecured lines of credit             2,283        2,330        2,170        2,084        2,033
     Other consumer                                              7,936        8,150        8,167        7,957        7,957
                                                             ---------    ---------    ---------    ---------    ---------
       Total loans                                              91,408       95,581      104,100       99,183       95,707
  Securities available for sale, at cost:
     Taxable                                                     5,879        5,860        5,988        6,721        7,650
     Tax-exempt                                                    658          674          679          676          645
                                                             ---------    ---------    ---------    ---------    ---------
       Total securities available for sale                       6,537        6,534        6,667        7,397        8,295
  Federal funds sold, security resale agreements, and
     other investments                                             814        1,103        1,217          775          783
                                                             ---------    ---------    ---------    ---------    ---------
  Total earning assets                                          98,759      103,218      111,984      107,355      104,785
  Allowance for loan losses                                     (1,124)      (1,125)      (1,144)      (1,127)      (1,101)
  Fair value appreciation of securities available for sale         220          201          202          302          324
  Nonearning assets                                             11,568       12,172       12,609       12,505       12,310
                                                             ---------    ---------    ---------    ---------    ---------
TOTAL ASSETS                                                 $ 109,423    $ 114,466    $ 123,651    $ 119,035    $ 116,318
                                                             =========    =========    =========    =========    =========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                           $  27,325    $  26,845    $  26,091    $  25,045    $  23,489
     Savings accounts                                            2,369        2,367        2,422        2,447        2,458
     Consumer time deposits                                     13,008       13,178       13,337       13,972       14,451
     Other deposits                                                858        1,205        3,241        3,207        3,370
     Foreign deposits                                            6,520        7,260        7,186        6,950        6,602
     Federal funds borrowed                                      4,996        5,765        7,632        9,054        9,171
     Security repurchase agreements                              2,946        2,989        3,028        2,899        3,135
     Borrowed funds                                              1,594          992        1,087        1,527        2,636
     Long-term debt                                             21,339       25,056       27,569       23,914       22,826
                                                             ---------    ---------    ---------    ---------    ---------
  Total interest bearing liabilities                            80,955       85,657       91,593       89,015       88,138
  Noninterest bearing deposits                                  15,658       16,089       19,408       17,596       15,689
  Accrued interest and other liabilities                         3,151        3,330        3,479        3,638        3,962
                                                             ---------    ---------    ---------    ---------    ---------
  TOTAL LIABILITIES                                             99,764      105,076      114,480      110,249      107,789
  TOTAL STOCKHOLDERS' EQUITY                                     9,659        9,390        9,171        8,786        8,529
                                                             ---------    ---------    ---------    ---------    ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $ 109,423    $ 114,466    $ 123,651    $ 119,035    $ 116,318
                                                             =========    =========    =========    =========    =========

MEMO:
Interest bearing core deposits                               $  42,702    $  42,390    $  41,850    $  41,464    $  40,398
Interest bearing total deposits                                 50,080       50,855       52,277       51,621       50,370
Borrowed funding and long-term debt                             30,875       34,802       39,316       37,394       37,768

                                                                                   2002
                                                             ------------------------------------------------
                                                              4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                             ---------    ---------    ---------    ---------
AVERAGE BALANCES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                              $  23,717    $  23,484    $  23,888    $  24,885
     Commercial construction                                     1,628        1,397        1,239        1,252
     Real estate - commercial                                    8,383        8,037        7,909        7,682
     Real estate - residential                                  36,372       27,728       25,504       28,794
     Home equity lines of credit                                 7,857        7,316        6,679        6,066
     Credit card and other unsecured lines of credit             1,958        1,910        1,810        1,922
     Other consumer                                             11,052       10,924       11,244       12,343
                                                             ---------    ---------    ---------    ---------
       Total loans                                              90,967       80,796       78,273       82,944
  Securities available for sale, at cost:
     Taxable                                                     8,825        7,668        7,981        8,145
     Tax-exempt                                                    659          668          679          689
                                                             ---------    ---------    ---------    ---------
       Total securities available for sale                       9,484        8,336        8,660        8,834
  Federal funds sold, security resale agreements, and
     other investments                                             864          882          864          800
                                                             ---------    ---------    ---------    ---------
  Total earning assets                                         101,315       90,014       87,797       92,578
  Allowance for loan losses                                     (1,079)      (1,031)      (1,000)      (1,021)
  Fair value appreciation of securities available for sale         318          299          208          188
  Nonearning assets                                             11,979       11,772       10,901       10,363
                                                             ---------    ---------    ---------    ---------
TOTAL ASSETS                                                 $ 112,533    $ 101,054    $  97,906    $ 102,108
                                                             =========    =========    =========    =========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                           $  22,385    $  21,006    $  20,119    $  19,411
     Savings accounts                                            2,488        2,543        2,622        2,594
     Consumer time deposits                                     14,811       15,122       15,209       15,119
     Other deposits                                              3,415        3,065        3,462        4,529
     Foreign deposits                                            7,264        5,781        5,372        6,792
     Federal funds borrowed                                      7,297        4,482        4,092        5,961
     Security repurchase agreements                              3,346        3,316        3,206        3,441
     Borrowed funds                                              3,169        1,784        1,201        3,480
     Long-term debt                                             21,175       18,985       19,432       18,615
                                                             ---------    ---------    ---------    ---------
  Total interest bearing liabilities                            85,350       76,084       74,715       79,942
  Noninterest bearing deposits                                  15,710       13,864       12,760       12,366
  Accrued interest and other liabilities                         3,184        2,921        2,554        2,271
                                                             ---------    ---------    ---------    ---------
  TOTAL LIABILITIES                                            104,244       92,869       90,029       94,579
  TOTAL STOCKHOLDERS' EQUITY                                     8,289        8,185        7,877        7,529
                                                             ---------    ---------    ---------    ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $ 112,533    $ 101,054    $  97,906    $ 102,108
                                                             =========    =========    =========    =========

MEMO:
Interest bearing core deposits                               $  39,684    $  38,671    $  37,950    $  37,124
Interest bearing total deposits                                 50,363       47,517       46,784       48,445
Borrowed funding and long-term debt                             34,987       28,567       27,931       31,497

(1)      Includes loans held for sale or securitization

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                 ($ IN MILLIONS)

                                                          2004                     2003
                                                        -------   -------------------------------------
                                                        1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                        -------   -------   -------   -------   -------
INTEREST

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                         $   175   $   183   $   198   $   217   $   220
     Commercial construction                                 24        25        27        26        25
     Real estate - commercial                               143       144       146       146       145
     Real estate - residential                              608       683       807       744       730
     Home equity lines of credit                            123       103        99        95        89
     Credit card and other unsecured lines of credit         47        45        43        41        44
     Other consumer                                         131       138       140       143       148
                                                        -------   -------   -------   -------   -------
       Total loans                                        1,251     1,321     1,460     1,412     1,401
  Securities available for sale, at cost:
     Taxable                                                 74        73        71        93       102
     Tax-exempt                                              12        12        13        13        13
                                                        -------   -------   -------   -------   -------
       Total securities available for sale                   86        85        84       106       115
  Federal funds sold, security resale agreements, and
     other investments                                       13        10        10        10        11
                                                        -------   -------   -------   -------   -------
  TOTAL EARNING ASSETS                                  $ 1,350   $ 1,416   $ 1,554   $ 1,528   $ 1,527
                                                        =======   =======   =======   =======   =======

LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                      $    57   $    59   $    63   $    67   $    68
     Savings accounts                                         2         2         3         3         3
     Consumer time deposits                                 112       118       120       131       137
     Other deposits                                           2         4         8        10        12
     Foreign deposits                                        15        17        19        25        23
     Federal funds borrowed                                  14        16        27        35        36
     Security repurchase agreements                           4         4         4         5         6
     Borrowed funds                                           3         2         2         5         9
     Long-term debt                                         116       153       157       145       132
                                                        -------   -------   -------   -------   -------
  TOTAL INTEREST BEARING LIABILITIES                    $   325   $   375   $   403   $   426   $   426
                                                        =======   =======   =======   =======   =======

TAX-EQUIVALENT NET INTEREST INCOME                      $ 1,025   $ 1,041   $ 1,151   $ 1,102   $ 1,101
                                                        =======   =======   =======   =======   =======

MEMO:
Interest bearing core deposits                          $   171   $   179   $   186   $   201   $   208
Interest bearing total deposits                             188       200       213       236       243
Borrowed funding and long-term debt                         137       175       190       190       183

                                                                         2002
                                                        -------------------------------------
                                                        4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                        -------   -------   -------   -------
INTEREST

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                         $   262   $   281   $   291   $   299
     Commercial construction                                 22        20        19        18
     Real estate - commercial                               136       133       134       131
     Real estate - residential                              606       507       481       525
     Home equity lines of credit                             98        92        84        77
     Credit card and other unsecured lines of credit         43        44        43        46
     Other consumer                                         227       232       236       258
                                                        -------   -------   -------   -------
       Total loans                                        1,394     1,309     1,288     1,354
  Securities available for sale, at cost:
     Taxable                                                124       119       132       134
     Tax-exempt                                              13        14        14        14
                                                        -------   -------   -------   -------
       Total securities available for sale                  137       133       146       148
  Federal funds sold, security resale agreements, and
     other investments                                        9         9        10         9
                                                        -------   -------   -------   -------
  TOTAL EARNING ASSETS                                  $ 1,540   $ 1,451   $ 1,444   $ 1,511
                                                        =======   =======   =======   =======

LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                      $    77   $    78   $    74   $    72
     Savings accounts                                         5         5         5         6
     Consumer time deposits                                 149       160       166       171
     Other deposits                                          15        15        16        21
     Foreign deposits                                        30        27        26        31
     Federal funds borrowed                                  34        25        24        33
     Security repurchase agreements                           8         9         9         9
     Borrowed funds                                          12         7         5        13
     Long-term debt                                         129       146       148       150
                                                        -------   -------   -------   -------
  TOTAL INTEREST BEARING LIABILITIES                    $   459   $   472   $   473   $   506
                                                        =======   =======   =======   =======

TAX-EQUIVALENT NET INTEREST INCOME                      $ 1,081   $   979   $   971   $ 1,005
                                                        =======   =======   =======   =======

MEMO:
Interest bearing core deposits                          $   231   $   243   $   245   $   249
Interest bearing total deposits                             276       285       287       301
Borrowed funding and long-term debt                         183       187       186       205

(1)      Includes loans held for sale or securitization

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                 ($ IN MILLIONS)

                                                             2004                       2003
                                                           -------    ----------------------------------------
                                                           1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                           -------    -------    -------    -------    -------
RATES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                               3.72%      3.63%      3.73%      3.94%      3.97%
     Commercial construction                                  4.30       4.07       4.48       4.49       4.65
     Real estate - commercial                                 5.87       5.99       6.10       6.18       6.25
     Real estate - residential                                6.26       6.41       6.31       6.39       6.71
     Home equity lines of credit                              4.33       3.97       4.11       4.36       4.36
     Credit card and other unsecured lines of credit          8.30       7.57       7.81       8.06       8.68
     Other consumer                                           6.62       6.76       6.79       7.19       7.55
                                                           -------    -------    -------    -------    -------
       Total loans                                            5.49       5.52       5.59       5.70       5.89
  Securities available for sale, at cost:
     Taxable                                                  5.01       4.92       4.81       5.47       5.37
     Tax-exempt                                               7.53       7.50       7.50       7.68       8.06
                                                           -------    -------    -------    -------    -------
       Total securities available for sale                    5.26       5.19       5.08       5.68       5.58
  Federal funds sold, security resale agreements, and
     other investments                                        6.49       3.26       3.29       5.33       5.71
                                                           -------    -------    -------    -------    -------
  TOTAL EARNING ASSETS                                        5.48       5.47       5.53       5.70       5.86
                                                           =======    =======    =======    =======    =======
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                             .83        .88        .96       1.07       1.18
     Savings accounts                                          .35        .36        .39        .46        .58
     Consumer time deposits                                   3.47       3.55       3.58       3.74       3.86
     Other deposits                                           1.13       1.07       1.05       1.26       1.42
     Foreign deposits                                          .94        .94       1.05       1.42       1.42
     Federal funds borrowed                                   1.13       1.09       1.37       1.57       1.59
     Security repurchase agreements                            .55        .53        .53        .71        .73
     Borrowed funds                                            .75        .96        .98       1.21       1.38
     Long-term debt                                           2.18       2.42       2.26       2.44       2.33
                                                           -------    -------    -------    -------    -------
  TOTAL INTEREST BEARING LIABILITIES                          1.62       1.74       1.75       1.92       1.96
                                                           =======    =======    =======    =======    =======
NET INTEREST SPREAD                                           3.86       3.73       3.78       3.78       3.90
Contribution of noninterest bearing sources of funds           .30        .30        .32        .33        .31
                                                           -------    -------    -------    -------    -------
NET INTEREST MARGIN                                           4.16%      4.03%      4.10%      4.11%      4.21%
                                                           =======    =======    =======    =======    =======

MEMO:
Interest bearing core deposits                                1.61%      1.68%      1.76%      1.93%      2.10%
Interest bearing total deposits                               1.51       1.56       1.62       1.82       1.97
Borrowed funding and long-term debt                           1.78       1.99       1.92       2.05       1.95

                                                                             2002
                                                           ----------------------------------------
                                                           4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                           -------    -------    -------    -------
RATES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                               4.39%      4.75%      4.88%      4.87%
     Commercial construction                                  5.29       5.77       6.03       5.90
     Real estate - commercial                                 6.46       6.57       6.81       6.90
     Real estate - residential                                6.66       7.31       7.54       7.30
     Home equity lines of credit                              4.97       5.04       5.04       5.06
     Credit card and other unsecured lines of credit          8.53       9.20       9.64       9.70
     Other consumer                                           8.16       8.44       8.40       8.49
                                                           -------    -------    -------    -------
       Total loans                                            6.10       6.46       6.59       6.58
  Securities available for sale, at cost:
     Taxable                                                  5.67       6.18       6.63       6.56
     Tax-exempt                                               8.14       8.15       8.15       8.16
                                                           -------    -------    -------    -------
       Total securities available for sale                    5.84       6.33       6.75       6.69
  Federal funds sold, security resale agreements, and
     other investments                                        3.88       4.03       4.48       4.73
                                                           -------    -------    -------    -------
  TOTAL EARNING ASSETS                                        6.06       6.42       6.59       6.58
                                                           =======    =======    =======    =======
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                            1.37       1.47       1.48       1.50
     Savings accounts                                          .71        .80        .85        .90
     Consumer time deposits                                   4.00       4.16       4.38       4.59
     Other deposits                                           1.73       1.89       1.86       1.87
     Foreign deposits                                         1.62       1.87       1.91       1.88
     Federal funds borrowed                                   1.83       2.25       2.32       2.24
     Security repurchase agreements                            .95       1.08       1.07       1.07
     Borrowed funds                                           1.50       1.59       1.66       1.55
     Long-term debt                                           2.44       3.06       3.07       3.25
                                                           -------    -------    -------    -------
  TOTAL INTEREST BEARING LIABILITIES                          2.14       2.46       2.54       2.57
                                                           =======    =======    =======    =======
NET INTEREST SPREAD                                           3.92       3.96       4.05       4.01
Contribution of noninterest bearing sources of funds           .34        .38        .37        .35
                                                           -------    -------    -------    -------
NET INTEREST MARGIN                                           4.26%      4.34%      4.42%      4.36%
                                                           =======    =======    =======    =======

MEMO:
Interest bearing core deposits                                2.31%      2.48%      2.60%      2.72%
Interest bearing total deposits                               2.17       2.37       2.46       2.52
Borrowed funding and long-term debt                           2.08       2.61       2.66       2.64

(1)      Includes loans held for sale or securitization

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                                STOCKHOLDER DATA
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

                                                 2004                                   2003
                                              -----------    ------------------------------------------------------------
                                                1ST QTR        4TH QTR        3RD QTR         2ND QTR          1ST QTR
                                              -----------    -----------    -----------    -------------    -------------
Per common share:
  Basic net income                            $      1.17    $       .89    $       .56    $         .96    $        1.05
  Diluted net income                                 1.16            .88            .56              .94             1.05
  Trailing four quarters basic net income            3.58           3.46           3.03             3.03             2.69
  Trailing four quarters diluted net income          3.54           3.43           3.01             3.01             2.67
  Dividends declared                                  .32            .32            .32             .305             .305
  Dividends paid                                      .32            .32            .32             .305             .305
Dividend payout ratio(1)                            27.59%         36.36%         57.14%           32.45%           29.05%
Dividend yield (annualized)(2)                       3.60           3.77           4.34             3.73             4.38
P/E ratio(3)                                        10.05x          9.90x          9.79x           10.87x           10.43x

Common dividends declared                     $       194    $       195    $       196    $         186    $         187
Preferred dividends declared                            -              -              -                -                -

Common dividends paid                                 194            195            196              186              187
Preferred dividends paid                                -              -              -                -                -

Shares outstanding(4):
  Average basic                                   605,917        607,624        613,574          612,120          611,522
  Average diluted                                 612,597        612,712        618,969          618,384          615,579
  Ending common                                   606,560        605,996        609,137          613,426          610,972

Common stock price:
  High                                        $     37.10    $     34.44    $     34.56    $       34.97    $       29.45
  Low                                               32.14          29.46          29.03            27.72            26.53
  Close                                             35.58          33.94          29.46            32.71            27.85

Book value per common share                   $     16.25    $     15.39    $     14.89    $       14.72    $       14.05
Tangible book value per common share                14.33          13.47          12.96            12.80            12.18
Other comprehensive income per share                  .11            .11            .08              .06              .09

Market to book value                                219.0%         220.5%         197.9%           222.2%           198.2%

Market capitalization of common stock         $    21,581    $    20,568    $    17,945    $      20,065    $      17,016

                                                                            2002
                                              ----------------------------------------------------------------
                                                 4TH QTR          3RD QTR          2ND QTR          1ST QTR
                                              -------------    -------------    -------------    -------------
Per common share:
  Basic net income                            $         .46    $         .56    $         .62    $         .73
  Diluted net income                                    .46              .56              .60              .73
  Trailing four quarters basic net income              2.37             2.58             2.51             2.48
  Trailing four quarters diluted net income            2.35             2.55             2.48             2.46
  Dividends declared                                   .305             .305             .295             .295
  Dividends paid                                       .305             .305             .295             .295
Dividend payout ratio(1)                              66.30%           54.46%           49.17%           40.41%
Dividend yield (annualized)(2)                         4.47             4.28             3.55             3.84
P/E ratio(3)                                          11.63x           11.19x           13.41x           12.50x

Common dividends declared                     $         187    $         186    $         180    $         179
Preferred dividends declared                              -                -                -                -

Common dividends paid                                   187              186              180              179
Preferred dividends paid                                  -                -                -                -

Shares outstanding(4):
  Average basic                                     611,896          611,639          609,336          607,815
  Average diluted                                   615,972          617,850          616,793          614,042
  Ending common                                     611,491          612,180          610,479          608,395

Common stock price:
  High                                        $       29.82    $       33.49    $       33.75    $       31.16
  Low                                                 24.60            25.58            29.60            26.31
  Close                                               27.32            28.53            33.25            30.76

Book value per common share                   $       13.35    $       13.25    $       12.99    $       12.61
Tangible book value per common share                  11.46            11.36            11.09            10.70
Other comprehensive income per share                    .11              .14              .15              .12

Market to book value                                  204.6%           215.3%           256.0%           243.9%

Market capitalization of common stock         $      16,706    $      17,465    $      20,298    $      18,714

(1)      Dividend declared divided by diluted net income per common share

(2)      Dividend declared (annualized) divided by quarter-end stock price

(3) Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(4)      In thousands

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                           CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                             2004                               2003
                                                          ---------     ---------------------------------------------------
                                                           1ST QTR       4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                          ---------     ---------     ---------     ---------     ---------
LONG-TERM DEBT AND BORROWED FUNDS

LONG-TERM DEBT:
Holding company debt:
  Senior notes                                            $     499     $     295     $     297     $     304     $     295
  Subordinated debt                                           1,597         1,969         1,986         2,041         1,991
  Junior subordinated debentures owed to unconsolidated
    subsidiary trusts                                           186           186           186             -             -
  Other                                                           2             2             2             2             3
                                                          ---------     ---------     ---------     ---------     ---------
    Total holding company debt                                2,284         2,452         2,471         2,347         2,289
Subsidiary debt:
  Subordinated debt                                           2,117         2,080         2,101         2,168         1,785
  Senior bank notes                                          11,489        15,266        18,732        19,239        15,716
  Capital securities                                              -             -             -           180           180
  FHLB advances                                               3,668         3,868         4,000         4,004         4,002
                                                          ---------     ---------     ---------     ---------     ---------
    Total subsidiary debt                                    17,274        21,214        24,833        25,591        21,683
                                                          ---------     ---------     ---------     ---------     ---------
  TOTAL LONG-TERM DEBT                                    $  19,558     $  23,666     $  27,304     $  27,938     $  23,972
                                                          =========     =========     =========     =========     =========
BORROWED FUNDS:
U.S. Treasury demand notes                                $     569     $   5,655     $     847     $   1,550     $     352
Short-term senior bank notes                                      -             -             -           290           555
Commercial paper and other                                      812           960           626           828           829
                                                          ---------     ---------     ---------     ---------     ---------
  TOTAL BORROWED FUNDS                                    $   1,381     $   6,615     $   1,473     $   2,668     $   1,736
                                                          =========     =========     =========     =========     =========
STOCKHOLDERS' EQUITY

Preferred                                                         -             -             -             -             -
Common                                                    $   9,854     $   9,329     $   9,068     $   9,030     $   8,587
                                                          ---------     ---------     ---------     ---------     ---------
  TOTAL STOCKHOLDERS' EQUITY                              $   9,854     $   9,329     $   9,068     $   9,030     $   8,587
                                                          =========     =========     =========     =========     =========
ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain, net                             $     149     $     132     $     153     $     183     $     191
SFAS 133 unrealized loss, net                                   (81)          (67)         (103)         (149)         (135)
                                                          ---------     ---------     ---------     ---------     ---------
  TOTAL ACCUMULATED OTHER COMPREHENSIVE
    INCOME, NET OF TAX                                    $      68     $      65     $      50     $      34     $      56
                                                          =========     =========     =========     =========     =========

RISK-BASED CAPITAL

Tier 1 capital                                            $   8,864     $   8,420     $   8,052     $   7,987     $   7,536
Total risk-based capital                                     12,946        12,561        12,199        12,187        11,220
Risk-weighted assets                                         94,709        95,772        99,255        98,335        96,348

Tier 1 capital ratio                                           9.36%         8.79%         8.11%         8.12%         7.82%
Total risk-based capital ratio                                13.67         13.12         12.29         12.39         11.65
Leverage ratio                                                 8.19          7.43          6.58          6.78          6.55

COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased                             2.2           4.8           5.3             -           1.4
Average price per share of repurchased common shares      $   34.53     $   32.53     $   30.10             -     $   27.24
Total cost                                                $   75.40     $   154.7     $   160.3             -     $    37.6
Common shares remaining under authorization(1)                 50.0          27.8          32.6          37.9          37.9

SELECTED RATIOS AND OTHER

Long-term debt to equity                                     198.47%       253.69%       301.11%       309.40%       279.16%
Long-term debt to total capitalization                        66.50         71.73         75.07         75.57         73.63
Equity to assets                                               8.85          8.19          7.50          7.32          7.31
Common equity to assets                                        8.85          8.19          7.50          7.32          7.31
Tangible equity to assets(2)                                   7.89          7.24          6.59          6.43          6.39
Tangible common equity to assets(2)                            7.89          7.24          6.59          6.43          6.39

Minority interest(3)                                      $     157     $     156     $     151     $      73     $      71

                                                                                  2002
                                                          ---------------------------------------------------
                                                           4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                          ---------     ---------     ---------     ---------
LONG-TERM DEBT AND BORROWED FUNDS

LONG-TERM DEBT:
Holding company debt:
  Senior notes                                                    -             -             -             -
  Subordinated debt                                       $   2,002     $   1,992     $   1,910         1,946
  Junior subordinated debentures owed to unconsolidated
    subsidiary trusts                                             -             -             -             -
  Other                                                           3            13            13            14
                                                          ---------     ---------     ---------     ---------
    Total holding company debt                                2,005         2,005         1,923         1,960
Subsidiary debt:
  Subordinated debt                                           1,796         1,782         1,701         1,631
  Senior bank notes                                          14,998        13,480        11,554        12,170
  Capital securities                                            180           180           180           180
  FHLB advances                                               3,751         3,751         3,747         3,750
                                                          ---------     ---------     ---------     ---------
    Total subsidiary debt                                    20,725        19,193        17,182        17,731
                                                          ---------     ---------     ---------     ---------
  TOTAL LONG-TERM DEBT                                    $  22,730     $  21,198     $  19,105     $  19,691
                                                          =========     =========     =========     =========
BORROWED FUNDS:
U.S. Treasury demand notes                                $   8,882     $   8,364     $   6,285     $     578
Short-term senior bank notes                                  1,560             -             -             -
Commercial paper and other                                    1,052         1,438           374           531
                                                          ---------     ---------     ---------     ---------
  TOTAL BORROWED FUNDS                                    $  11,494     $   9,802     $   6,659     $   1,109
                                                          =========     =========     =========     =========
STOCKHOLDERS' EQUITY

Preferred                                                         -             -     $       1     $       1
Common                                                    $   8,161     $   8,110         7,928         7,671
                                                          ---------     ---------     ---------     ---------
  TOTAL STOCKHOLDERS' EQUITY                              $   8,161     $   8,110     $   7,929     $   7,672
                                                          =========     =========     =========     =========
ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain, net                             $     223     $     221     $     173     $      83
SFAS 133 unrealized loss, net                                  (156)         (133)          (83)          (13)
                                                          ---------     ---------     ---------     ---------
  TOTAL ACCUMULATED OTHER COMPREHENSIVE
    INCOME, NET OF TAX                                    $      67     $      88     $      90     $      70
                                                          =========     =========     =========     =========

RISK-BASED CAPITAL

Tier 1 capital                                            $   7,116     $   7,035     $   6,794     $   6,546
Total risk-based capital                                     10,850        10,749        10,500        10,324
Risk-weighted assets                                         95,416        90,939        85,956        85,409

Tier 1 capital ratio                                           7.46%         7.74%         7.90%         7.66%
Total risk-based capital ratio                                11.37         11.82         12.22         12.09
Leverage ratio                                                 6.39          7.05          7.03          6.49

COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased                             1.3             -             -             -
Average price per share of repurchased common shares      $   25.73             -             -             -
Total cost                                                $    32.5             -             -             -
Common shares remaining under authorization(1)                 14.3          15.6          15.6          15.6

SELECTED RATIOS AND OTHER

Long-term debt to equity                                     278.52%       261.37%       240.94%       256.65%
Long-term debt to total capitalization                        73.58         72.33         70.67         71.96
Equity to assets                                               6.91          7.42          8.00          7.67
Common equity to assets                                        6.91          7.42          8.00          7.67
Tangible equity to assets(2)                                   6.00          6.43          6.91          6.58
Tangible common equity to assets(2)                            6.00          6.43          6.91          6.58

Minority interest(3)                                      $      70     $      68     $      65     $      62

(1) In February 2004, National City Corporation's Board of Directors authorized the repurchase of up to 50 million shares of issued and outstanding common stock, replacing all previous authorizations

(2)      Excludes goodwill and other intangible assets

(3)      Included in other liabilities on the consolidated balance sheet

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                               NONINTEREST INCOME
                                 ($ IN MILLIONS)

                                                                     2004                     2003
                                                                   -------   ---------------------------------------
                                                                   1ST QTR   4TH QTR   3RD QTR    2ND QTR    1ST QTR
                                                                   -------   -------   -------    -------    -------
Mortgage banking revenue                                           $   579   $   451   ($   27)   $   427    $   631
Deposit service charges                                                147       146       145        142        135
Payment processing revenue                                             122       135       125        113        105
Trust and investment management fees                                    76        72        72         78         69
Card-related fees                                                       37        42        42         44         41
Other service fees                                                      23        24        28         26         28
Brokerage revenue                                                       32        31        33         34         24
Ineffective hedge and other derivative gains, net(1)                     8        25       (11)        79          7
Principal investment gains (losses), net                                23         -        17        (16)         6
Student loan sale gains                                                  -         -         1          6          -
Initial gains from the securitization of credit card receivables         -         -         -          -          -
Initial gain from the securitization of automobile receivables           9         -         -          -          -
Consideration from the sale of NAMCO preferred shares                    -         -         -          -          -
All other                                                               62        55        59         48         57
                                                                   -------   -------   -------    -------    -------
  TOTAL FEES AND OTHER INCOME                                        1,118       981       484        981      1,103
Bank stock fund                                                          -         7         1         32          -
Other securities                                                         -         3         4          -          -
                                                                   -------   -------   -------    -------    -------
  TOTAL SECURITIES GAINS (LOSSES), NET                                   -        10         5         32          -
                                                                   -------   -------   -------    -------    -------
    TOTAL NONINTEREST INCOME                                       $ 1,118   $   991   $   489    $ 1,013    $ 1,103
                                                                   =======   =======   =======    =======    =======

                                                                                    2002
                                                                  ----------------------------------------
                                                                  4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                                  -------    -------    -------    -------
Mortgage banking revenue                                          $    45    $   133    $   217    $   195
Deposit service charges                                               137        132        126        119
Payment processing revenue                                            116        114        112        109
Trust and investment management fees                                   70         74         85         78
Card-related fees                                                      46         47         32         32
Other service fees                                                     26         24         30         22
Brokerage revenue                                                      26         25         31         27
Ineffective hedge and other derivative gains, net(1)                   12         (1)         2         11
Principal investment gains (losses), net                               (2)       (17)        (2)        (2)
Student loan sale gains                                                 -          1         10          -
Initial gains from the securitization of credit card receivables        -          -          -         25
Initial gain from the securitization of automobile receivables          -          -          -         25
Consideration from the sale of NAMCO preferred shares                   -          -          5          -
All other                                                              52         44         51         50
                                                                  -------    -------    -------    -------
  TOTAL FEES AND OTHER INCOME                                         528        576        699        691
Bank stock fund                                                       (16)         -         42         49
Other securities                                                       (1)         -          2          5
                                                                  -------    -------    -------    -------
  TOTAL SECURITIES GAINS (LOSSES), NET                                (17)         -         44         54
                                                                  -------    -------    -------    -------
    TOTAL NONINTEREST INCOME                                      $   511    $   576    $   743    $   745
                                                                  =======    =======    =======    =======

(1) Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue

                               NONINTEREST EXPENSE
                                 ($ IN MILLIONS)

                                                           2004                      2003
                                                         -------   ---------------------------------------
                                                         1ST QTR   4TH QTR    3RD QTR    2ND QTR   1ST QTR
                                                         -------   -------    -------    -------   -------
Salaries, benefits, and other personnel                  $   549   $   541    $   571    $   542   $   561
Equipment                                                     69        75         59         62        65
Net occupancy                                                 60        61         58         56        58
Third-party services                                          68        88         71         71        65
Card processing                                               58        60         54         52        52
Telecommunications                                            19        22         22         19        21
Marketing and public relations                                22        30         22         67        17
Postage                                                       20        19         22         18        20
Travel and entertainment                                      16        19         15         14        13
Supplies                                                      14        16         15         15        13
State and local taxes                                         15        16         16         14        16
Goodwill and other intangible asset amortization               6         6          6          6         5
FDIC assessments                                               2         3          2          3         2
OREO expense, net                                              2         5          4          6         3
Automobile lease residual value write-downs (recovery)         -        (2)        (9)         -        25
Commercial lease residual value write-downs (recovery)         -         -          -          -        16
Building lease termination penalty                             -         -          -          9         -
Impairment, fraud, and other losses, net                      10        24         14         16         9
Loss on commercial paper conduit consolidation                 -         -          -          -         -
All other                                                     56        62         66         56        48
                                                         -------   -------    -------    -------   -------
 TOTAL NONINTEREST EXPENSE                               $   986   $ 1,045    $ 1,008    $ 1,026   $ 1,009
                                                         =======   =======    =======    =======   =======

                                                                          2002
                                                         --------------------------------------
                                                         4TH QTR   3RD QTR    2ND QTR   1ST QTR
                                                         -------   -------    -------   -------
Salaries, benefits, and other personnel                  $   527   $   449    $   445   $   444
Equipment                                                     65        57         61        62
Net occupancy                                                 59        56         55        55
Third-party services                                          71        55         60        53
Card processing                                               54        51         52        54
Telecommunications                                            22        21         22        21
Marketing and public relations                                19        26         75        26
Postage                                                       19        19         17        19
Travel and entertainment                                      18        14         15        14
Supplies                                                      15        13         13        13
State and local taxes                                         15        15         14        17
Goodwill and other intangible asset amortization               6         5          5         5
FDIC assessments                                               4         2          2         2
OREO expense, net                                              8         5          6         5
Automobile lease residual value write-downs (recovery)         -         -         38        13
Commercial lease residual value write-downs (recovery)         5        (1)         5         -
Building lease termination penalty                             -         -          -         -
Impairment, fraud, and other losses, net                      40        23         53        20
Loss on commercial paper conduit consolidation                 -        16          -         -
All other                                                     64        44         36        52
                                                         -------   -------    -------   -------
 TOTAL NONINTEREST EXPENSE                               $ 1,011   $   870    $   974   $   875
                                                         =======   =======    =======   =======

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                 SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
                                 ($ IN MILLIONS)

                                            2004                        2003
                                           -------    ----------------------------------------
                                           1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                           -------    ----------------------------------------
Salaries and wages                         $   313    $   313    $   310    $   303    $   299
Incentive compensation                         157        167        264        241        171
Deferred personnel costs                       (81)      (101)      (145)      (155)      (110)
Stock-based compensation                        12         10         10          6          4
Payroll taxes                                   44         28         33         37         43
Contract labor                                  19         38         29         23         20
Medical and other benefits                      46         45         42         49         44
Defined contribution plans                      22         13         14         17         23
Defined benefit pension plan                     2         (4)        (4)        (4)        (4)
Market valuation adjustments on deferred
  compensation liabilities                       3         19          3         18         (1)
Severance and other                             12         13         15          7         72
                                           -------    -------    -------    -------    -------
TOTAL SALARIES, BENEFITS, AND OTHER
   PERSONNEL EXPENSE                       $   549    $   541    $   571    $   542    $   561
                                           =======    =======    =======    =======    =======

                                                             2002
                                           ----------------------------------------
                                           4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                           ----------------------------------------
Salaries and wages                         $   301    $   294    $   290    $   289
Incentive compensation                         230        164        130        115
Deferred personnel costs                      (125)       (98)       (66)       (72)
Stock-based compensation                         4          3          2          2
Payroll taxes                                   29         28         30         38
Contract labor                                  26         16         14         16
Medical and other benefits                      36         40         40         39
Defined contribution plans                      15         14         13         20
Defined benefit pension plan                   (12)       (15)       (15)       (15)
Market valuation adjustments on deferred
  compensation liabilities                       6        (15)        (5)         3
Severance and other                             17         18         12          9
                                           -------    -------    -------    -------
TOTAL SALARIES, BENEFITS, AND OTHER
   PERSONNEL EXPENSE                       $   527    $   449    $   445    $   444
                                           =======    =======    =======    =======

              FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

                                                   2004               2003                            2002
                                                 ------- ------------------------------- -------------------------------
                                                 1ST QTR 4TH QTR 3RD QTR 2ND QTR 1ST QTR 4TH QTR 3RD QTR 2ND QTR 1ST QTR
                                                 ------- ------------------------------- -------------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services  11,996  12,093  11,794  11,450  11,472  11,665  11,626  11,790  11,866
  Wholesale Banking                                1,582   1,562   1,574   1,583   1,739   1,785   1,793   1,826   1,830
  National City Mortgage Co.(2)                    7,678   7,852   8,191   8,079   7,492   7,156   6,623   6,375   6,297
  National Consumer Finance(2)                     2,656   2,615   2,360   2,075   1,994   1,888   1,736   1,647   1,494
  Asset Management                                 1,483   1,510   1,505   1,522   1,642   1,733   1,728   1,771   1,788
  National Processing                              1,671   1,693   1,705   1,689   1,761   1,791   1,795   1,859   1,882
CORPORATE SUPPORT STAFF(3)                         5,970   6,006   6,059   6,016   6,533   6,713   6,798   6,890   6,919
                                                 ------- ------- ------- ------- ------- ------- ------- ------- -------
  TOTAL EMPLOYEES                                 33,036  33,331  33,188  32,414  32,633  32,731  32,099  32,158  32,076
                                                 ======= ======= ======= ======= ======= ======= ======= ======= =======


(1)  Represents period-end, active, full-time equivalent employees

(2) Effective January 1, 2004, National City Mortgage Co. was designated as a separate line of business. See page 29 of the Line of Business Results section for further details of this reporting change.

(3) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            CREDIT QUALITY STATISTICS
                                 ($ IN MILLIONS)

                                                2004                     2003                                 2002
                                               -------   -----------------------------------  -----------------------------------
                                               1ST QTR   4TH QTR   3RD QTR  2ND QTR  1ST QTR  4TH QTR   3RD QTR  2ND QTR  1ST QTR
                                               ---------------------------------------------  -----------------------------------
LOAN LOSS ALLOWANCE
Beginning loan loss allowance                  $ 1,125   $ 1,130   $ 1,147  $ 1,128  $ 1,099  $ 1,080   $ 1,030  $ 1,000  $   997
Provision                                           83       148       107      183      200      159       169      165      189
Allowance related to loans sold or securitized       -        (2)        -        -        -        -         1        -       (5)
Charge-offs:
  Commercial                                        30        81        43      100      104       74        66       72      105
  Commercial construction                            -         1         1        1        -        -         1        -        1
  Real estate - commercial                           2        13        10        5        3        5         6        8        2
  Real estate - residential                         28        32        48       31       41       26        16       20       24
  Home equity lines of credit                        6         6         6        6        6        7         4        5        5
  Credit card and other unsecured lines of
    credit                                          31        27        24       25       22       21        21       19       22
  Other consumer                                    27        29        27       30       35       41        37       38       55
                                               -------   -------   -------  -------  -------  -------   -------  -------  -------
Total charge-offs                                  124       189       159      198      211      174       151      162      214
                                               -------   -------   -------  -------  -------  -------   -------  -------  -------
Recoveries:
  Commercial                                        14        13         9       11       11       12         9        4        7
  Commercial construction                            -         -         -        -        -        -         -        -        -
  Real estate - commercial                           3         3         1        -        1        1         2        1        1
  Real estate - residential                         10        10        11        6       10        5         1        1        1
  Home equity lines of credit                        2         2         2        1        2        2         1        1        1
  Credit card and other unsecured lines
    of credit                                        2         2         2        2        2        2         1        2        3
  Other consumer                                    11         8        10       14       14       12        17       18       20
                                               -------   -------   -------  -------  -------  -------   -------  -------  -------
Total recoveries                                    42        38        35       34       40       34        31       27       33
                                               -------   -------   -------  -------  -------  -------   -------  -------  -------
Net charge-offs                                     82       151       124      164      171      140       120      135      181
                                               -------   -------   -------  -------  -------  -------   -------  -------  -------
Ending loan loss allowance                     $ 1,126   $ 1,125   $ 1,130  $ 1,147  $ 1,128  $ 1,099   $ 1,080  $ 1,030  $ 1,000
                                               =======   =======   =======  =======  =======  =======   =======  =======  =======

MEMO:
Net charge-offs on:
  Securitized credit cards                     $    17   $    19   $    20  $    21  $    15  $    19   $    18  $    18  $    18
  Managed credit cards                              38        37        35       36       28       33        30       29       32
  Securitized automobile loans                       2         2         2        2        3        3         2        1        -
  Managed automobile loans(1)                       12        12        11       10       13       13         9        8       15

NET CHARGE-OFFS AS A
% OF AVERAGE PORTFOLIO LOANS
(ANNUALIZED)
Commercial                                         .34%     1.37%      .63%    1.63%    1.67%    1.05%      .98%    1.13%    1.59%
Commercial construction                           (.01)      .13       .12      .18      .02     (.11)      .20      .06      .18
Real estate - commercial                          (.06)      .41       .36      .22      .10      .16       .18      .37      .09
Real estate - residential                          .28       .33       .61      .45      .59      .49       .40      .49      .62
Home equity lines of credit                        .14       .15       .19      .19      .20      .27       .21      .21      .25
Credit card and other unused lines
  of credit                                       5.08      4.29      4.13     4.46     3.92     4.04      3.65     3.87     4.56
Other consumer                                     .91      1.04       .83      .80     1.09     1.02       .72      .74     1.24
                                               -------   -------   -------  -------  -------  -------   -------  -------  -------
  TOTAL NET CHARGE-OFFS                            .42%      .76%      .64%     .88%     .95%     .78%      .69%     .80%    1.08%
                                               =======   =======   =======  =======  =======  =======   =======  =======  =======
MEMO:
Securitized credit cards                          4.77%     5.20%     5.35%    5.76%    4.29%    5.32%     5.00%    5.07%    5.49%
Managed credit cards                              6.00%     5.82%     5.58%    6.11%    4.71%    5.69%     5.12%    5.30%    5.81%
Securitized automobile loans                       .83%     1.67%     1.41%    1.32%    1.39%    1.17%      .66%     .27%       -
Managed automobile loans(1)                       1.14%     1.09%      .98%     .89%    1.23%    1.18%      .81%     .74%    1.34%

(1)  Represents managed portfolio of indirect prime automobile loans

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                      CREDIT QUALITY STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)

                                                         2004                   2003
                                                        -------  ----------------------------------
                                                        1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                                        -------  ----------------------------------
NONPERFORMING ASSETS
Commercial                                              $   200  $   257  $   341  $   402  $   379
Commercial construction                                       4        7        9        8        6
Real estate - commercial                                     68       67       65       75       78
Real estate - residential:
  National City Mortgage                                    124      103      102       97      110
  First Franklin                                             55       51       49       47       44
  Altegra/Loan Zone                                          41       50       60       66       69
  Other                                                      13       15        3       12       10
                                                        -------  -------  -------  -------  -------
     Total real estate - residential                        233      219      214      222      233
                                                        -------  -------  -------  -------  -------
Total nonperforming portfolio loans                         505      550      629      707      696
Other real estate owned (OREO):
  Commercial                                                  2        2        4        5        3
  Real estate - residential:
     National City Mortgage                                  31       43       44       38       43
     First Franklin                                          39       33       34       31       34
     Altegra/Loan Zone                                       20       21       28       30       36
                                                        -------  -------  -------  -------  -------
       Total real estate - residential                       90       97      106       99      113
                                                        -------  -------  -------  -------  -------
Total OREO                                                   92       99      110      104      116

Mortgage loans held for sale and other                        9        8       17        7       10
                                                        -------  -------  -------  -------  -------
  TOTAL NONPERFORMING ASSETS                            $   606  $   657  $   756  $   818  $   822
                                                        =======  =======  =======  =======  =======

PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY
Commercial                                                   34%      40%      45%      49%      46%
Commercial construction                                       1        1        1        1        1
Real estate - commercial                                     11       10        9        9        9
Real estate - residential:
  National City Mortgage                                     20       15       14       13       14
  First Franklin                                              9        8        6        5        5
  Altegra/Loan Zone                                           7        8        8        8        8
  Other                                                       2        2        -        1        1
                                                        -------  -------  -------  -------  -------
     Total real estate - residential                         38       33       28       27       28
                                                        -------  -------  -------  -------  -------
Total nonperforming portfolio loans                          84       84       83       86       84
Other real estate owned (OREO):
  Commercial                                                  -        -        1        1        -
  Real estate - residential:
     National City Mortgage                                   5        7        6        4        6
     First Franklin                                           7        5        4        4        4
     Altegra/Loan Zone                                        3        3        4        4        4
                                                        -------  -------  -------  -------  -------
       Total real estate - residential                       15       15       14       12       14
                                                        -------  -------  -------  -------  -------
Total OREO                                                   15       15       15       13       14
Mortgage loans held for sale and other                        1        1        2        1        2
                                                        -------  -------  -------  -------  -------
  TOTAL NONPERFORMING ASSETS                                100%     100%     100%     100%     100%
                                                        =======  =======  =======  =======  =======

DISTRESSED LOAN SALES
Distressed loans classified as nonperforming
  at the end of the previous quarter                    $    11  $    27  $    28  $    40  $    32
Other                                                        15       12       16       25       24
                                                        -------  -------  -------  -------  -------
  TOTAL DISTRESSED LOANS SOLD                           $    26  $    39  $    44  $    65  $    56
                                                        =======  =======  =======  =======  =======

RATIOS
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                            .76%     .83%     .97%    1.08%    1.10%
Nonperforming assets to period-end total assets             .54      .58      .62      .66      .70
Loan loss allowance to nonperforming portfolio loans     223.24   204.76   179.61   162.09   162.01
Loan loss allowance to period-end portfolio loans          1.41     1.42     1.45     1.51     1.51
Loan loss allowance (period-end) to annualized
  net charge-offs                                        340.58   189.04   228.68   174.07   163.10

                                                                       2002
                                                        ----------------------------------
                                                        4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                                        ----------------------------------
NONPERFORMING ASSETS
Commercial                                              $   408  $   437  $   415  $   356
Commercial construction                                       6        6        6       12
Real estate - commercial                                     60       78       57       53
Real estate - residential:
  National City Mortgage                                     91       79       73       77
  First Franklin                                             44       46       47       47
  Altegra/Loan Zone                                          76       80       82       83
  Other                                                      17       21       24       22
                                                        -------  -------  -------  -------
     Total real estate - residential                        228      226      226      229
                                                        -------  -------  -------  -------
Total nonperforming portfolio loans                         702      747      704      650
Other real estate owned (OREO):
  Commercial                                                  3        4        4        4
  Real estate - residential:
     National City Mortgage                                  40       36       34       23
     First Franklin                                          34       30       24       17
     Altegra/Loan Zone                                       38       35       27       22
                                                        -------  -------  -------  -------
       Total real estate - residential                      112      101       85       62
                                                        -------  -------  -------  -------
Total OREO                                                  115      105       89       66

Mortgage loans held for sale and other                        -        -        -        -
                                                        -------  -------  -------  -------
  TOTAL NONPERFORMING ASSETS                            $   817  $   852  $   793  $   716
                                                        =======  =======  =======  =======

PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY
Commercial                                                   50%      51%      53%      50%
Commercial construction                                       1        1        1        2
Real estate - commercial                                      7        9        7        7
Real estate - residential:
  National City Mortgage                                     12       11       10       10
  First Franklin                                              5        5        6        7
  Altegra/Loan Zone                                           9        9       10       12
  Other                                                       2        2        2        3
                                                        -------  -------  -------  -------
     Total real estate - residential                         28       27       28       32
                                                        -------  -------  -------  -------
Total nonperforming portfolio loans                          86       88       89       91
Other real estate owned (OREO):
  Commercial                                                  -        -        1        1
  Real estate - residential:
     National City Mortgage                                   5        4        4        3
     First Franklin                                           4        4        3        2
     Altegra/Loan Zone                                        5        4        3        3
                                                        -------  -------  -------  -------
       Total real estate - residential                       14       12       10        8
                                                        -------  -------  -------  -------
Total OREO                                                   14       12       11        9
Mortgage loans held for sale and other                        -        -        -        -
                                                        -------  -------  -------  -------
  TOTAL NONPERFORMING ASSETS                                100%     100%     100%     100%
                                                        =======  =======  =======  =======

DISTRESSED LOAN SALES
Distressed loans classified as nonperforming
  at the end of the previous quarter
Other
  TOTAL DISTRESSED LOANS SOLD

RATIOS
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                           1.13%    1.20%    1.15%    1.05%
Nonperforming assets to period-end total assets             .69      .78      .80      .72
Loan loss allowance to nonperforming portfolio loans     156.42   144.44   146.42   153.84
Loan loss allowance to period-end portfolio loans          1.52     1.52     1.50     1.47
Loan loss allowance (period-end) to annualized
  net charge-offs                                        198.04   227.03   190.26   135.90

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                      CREDIT QUALITY STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)

                                                 2004                 2003                            2002
                                                -------  ------------------------------- -------------------------------
                                                1ST QTR  4TH QTR 3RD QTR 2ND QTR 1ST QTR 4TH QTR 3RD QTR 2ND QTR 1ST QTR
                                                -------  ------------------------------- -------------------------------
LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
Commercial                                      $    26  $    20 $    38 $    35 $    42 $    41 $    75 $    57 $    61
Commercial construction                              10        3      10      14       5       1       2       7       7
Real estate - commercial                             35       32      22      26      18      26      17      30      31
Real estate - residential:
  National City Mortgage and other                  131      140     121     125     136     135     127     123     142
  First Franklin                                    235      225     210     190     189     184     170     151     132
  Altegra/Loan Zone                                  50       63      84     115     121     131     141     136     132
  National Home Equity                                -        -       1       1       1       -       -       -       -
                                                -------  ------- ------- ------- ------- ------- ------- ------- -------
     Total real estate - residential                416      428     416     431     447     450     438     410     406
                                                -------  ------- ------- ------- ------- ------- ------- ------- -------
Home equity lines of credit                          14       15      15      15      14      16      15      15      17
Credit card and other unsecured lines of credit      17       18      15      14      16       8       7       7       8
Other consumer                                       10       12      11      19      12      19      18      18      21
Mortgage loans held for sale and other               36       37      71      39      57      14       5       5      21
                                                -------  ------- ------- ------- ------- ------- ------- ------- -------
  TOTAL LOANS 90+ DAYS PAST DUE                 $   564  $   565 $   598 $   593 $   611 $   575 $   577 $   549 $   572
                                                =======  ======= ======= ======= ======= ======= ======= ======= =======

              TEN LARGEST NONPERFORMING LOANS AS OF MARCH 31, 2004
                                 ($ IN MILLIONS)

                                                                                                  Amount    As a Percentage of Total
          Major Industry(1)                       Sub-Industry                Portfolio        Outstanding    Nonperforming Assets
-----------------------------------------  --------------------------  ----------------------  -----------  ------------------------
Financial                                     Business Credit                Commercial          $ 13 (2)               2.1%
Technology                                        Telecomm                   Commercial             9 (2)               1.5%
Real estate                                Electrical Contracting            Commercial             9 (2)               1.5%
Industrial                                  Electrical Products              Commercial             8                   1.3%
Consumer noncyclical                             Healthcare            Commercial/Real Estate       8                   1.3%
Real estate                                  Construction Contracting        Commercial             7                   1.2%
Basic materials                                Metal Treating                Commercial             7                   1.2%
Financial                                         Finance                    Commercial             6                   1.0%
Industrial                                    Equipment Dealer               Commercial             6                   1.0%
Consumer cyclical                           Household Furniture              Commercial             5                    .8%
                                                                                                 ----                 -----
                                                                                                 $ 78                  12.9%
Total nonperforming assets                                                                       $606                 100.0%

Nonperforming assets as a percentage of
 period-end portfolio loans and other
 nonperforming assets                                                                                                   .76%

(1)  Based on Standard Industrial Classification System codes

(2)  Loan represents a participation in a shared national credit

           COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF MARCH 31, 2004
                                 ($ IN MILLIONS)

                                                                                              Average     Largest Loan
                                                                                Percent to  Loan Balance   to a Single
                         Major Industry(1)                             Balance    Total     Per Obligor     Obligor
--------------------------------------------------------------------   -------  ----------  ------------  ------------
Real estate                                                            $ 9,678      31%          $.8          $ 42
Consumer cyclical                                                        4,901      16%           .8           108
Consumer noncyclical                                                     3,738      12%           .4            35
Industrial                                                               3,265      10%           .9            51
Basic materials                                                          2,646       9%          1.3            35
Financial                                                                1,817       6%          1.4            45
Services                                                                 1,250       4%           .4            68
Energy and utilities                                                       548       2%          1.0            20
Technology                                                                 240       1%          2.2            21
Miscellaneous                                                            1,668       5%           .2            19
                                                                       -------     ---
                                                                        29,751      96%
Commercial leasing - all industries                                      1,347       4%
                                                                       -------     ---
Total commercial, commercial real estate and commercial construction   $31,098     100%
                                                                       =======     ===

(1)  Based on Standard Industrial Classification System codes

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
       CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

                                                   2004                  2003                                2002
                                                 -------- ----------------------------------- -----------------------------------
                                                 1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                                 -------- ----------------------------------- -----------------------------------
DEPOSIT ACCOUNT METRICS
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                   1,651    1,645    1,641    1,604    1,574    1,562    1,568    1,534    1,505
     Interest bearing checking                        720      713      709      696      682      665      658      639      623
     Money market savings                             455      456      457      448      438      425      418      410      401
     Regular savings                                  824      824      841      855      871      888      930      947      963
                                                 -------- -------- -------- -------- -------- -------- -------- -------- --------
          TOTAL PERSONAL DEPOSIT ACCOUNTS           3,650    3,638    3,648    3,603    3,565    3,540    3,574    3,530    3,492
                                                 ======== ======== ======== ======== ======== ======== ======== ======== ========

Average account size:
     Noninterest bearing checking                $  1,935 $  1,835 $  1,834 $  1,876 $  1,910 $  1,903 $  1,904 $  1,971 $  1,951
     Interest bearing checking(1)                  11,184   11,183   10,947   10,753   10,217    8,626    8,400    8,521    8,407
     Money market savings                          30,825   30,513   30,246   29,981   29,530   27,720   28,029   28,109   28,289
     Regular savings                                2,585    2,517    2,519    2,548    2,495    2,455    2,459    2,456    2,442
                                                 -------- -------- -------- -------- -------- -------- -------- -------- --------
          TOTAL AVERAGE ACCOUNT SIZE             $  7,508 $  7,414 $  7,320 $  7,248 $  7,032 $  6,265 $  6,260 $  6,305 $  6,262
                                                 ======== ======== ======== ======== ======== ======== ======== ======== ========

BUSINESS DEPOSITS:
Number of accounts (in thousands)(1)                  315      314      307      296      285      270      266      264      261
Average account size(1)                          $ 20,523 $ 20,622 $ 20,272 $ 19,951 $ 19,553 $ 21,921 $ 22,667 $ 22,219 $ 21,572

TIME DEPOSITS:
Number of accounts (in thousands)                     782      801      819      851      882      909      936      965      976
Average account size                             $ 15,964 $ 15,836 $ 15,649 $ 15,694 $ 15,652 $ 15,681 $ 15,341 $ 15,130 $ 14,776

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(2)
Installment loan originations:
  Home equity(3)(5)                                 5,705    7,318   16,532   12,497    7,520   10,664    5,577    6,259    7,116
  Other(4)                                          4,238    4,576    6,199    5,536    4,697    5,446    6,723    6,631    5,779
Home equity(5) and other lines of credit           15,289   17,340   23,946   26,974   19,406   23,310   23,154   28,578   26,672
                                                 -------- -------- -------- -------- -------- -------- -------- -------- --------
     TOTAL CONSUMER LOAN ORIGINATIONS              25,232   29,234   46,677   45,007   31,623   39,420   35,454   41,468   39,567
                                                 ======== ======== ======== ======== ======== ======== ======== ======== ========

BANK BRANCHES
Traditional                                           783      690      673      660      659      653      652      654      653
Limited service                                        17       17       19       20       21       22       23       20       20
In-store                                               42       47       51       53       63       68       70       73       74
Bank express                                          265      360      379      390      396      400      400      401      402
                                                 -------- -------- -------- -------- -------- -------- -------- -------- --------
    TOTAL BANK BRANCHES                             1,107    1,114    1,122    1,123    1,139    1,143    1,145    1,148    1,149
                                                 ======== ======== ======== ======== ======== ======== ======== ======== ========

ATMS                                                1,565    1,574    1,580    1,583    1,607    1,610    1,615    1,633    1,637

ONLINE BANKING CUSTOMERS                          850,784  793,910  740,976  664,283  599,411  533,780  477,176  401,414  343,234

(1) Restated to reflect the transfer of deposits to the Wholesale Banking line of business in January 2004

(2) Excludes home equity loans generated by the National Home Equity division of the National Consumer Finance line of business

(3) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet

(4) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans

(5)  See additional home equity portfolio statistics on page 27

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                      ASSET MANAGEMENT PERFORMANCE MEASURES
                                 ($ IN MILLIONS)

                                                            2004                          2003
                                                          ---------   ---------------------------------------------
                                                           1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                          ---------   ---------------------------------------------
ASSETS UNDER ADMINISTRATION
  Managed assets:
     Value at beginning of period                         $  59,708   $  58,609   $  58,690   $  55,179   $  57,571
     Estimated change due to market impact                    1,034       2,914         493       3,376        (188)
     Other activity, net                                     (1,012)     (1,815)       (574)        135      (2,204)
                                                          ---------   ---------   ---------   ---------   ---------
     Value at end of period                                  59,730      59,708      58,609      58,690      55,179
                                                          ---------   ---------   ---------   ---------   ---------

  Non-managed assets:
     Value at beginning of period                            52,139      48,317      48,987      45,929      73,752
     Estimated change due to market impact                      531       3,326        (246)      3,776      (1,814)
     Other activity, net                                       (451)        496        (424)       (718)    (26,009)
                                                          ---------   ---------   ---------   ---------   ---------
     Value at end of period                                  52,219      52,139      48,317      48,987      45,929
                                                          ---------   ---------   ---------   ---------   ---------
     TOTAL ASSETS AT END OF PERIOD                        $ 111,949   $ 111,847   $ 106,926   $ 107,677   $ 101,108
                                                          =========   =========   =========   =========   =========

PROPRIETARY MUTUAL FUND ASSETS (included above)           $  14,361   $  15,335   $  14,850   $  15,831   $  15,186

ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                               $  14,598   $  15,729   $  15,871   $  15,760   $  15,144
     Equity                                                  56,166      55,319      49,966      50,647      45,364
     Fixed income                                            41,185      40,799      41,089      41,270      40,600
                                                          ---------   ---------   ---------   ---------   ---------
        TOTAL                                             $ 111,949   $ 111,847   $ 106,926   $ 107,677   $ 101,108
                                                          =========   =========   =========   =========   =========

  Type of business:
     Investment management and personal trust             $  53,385   $  50,475   $  47,991   $  48,866   $  46,246
     Corporate trust                                         17,316      18,788      19,333      18,006      17,312
     Retirement plan services                                18,215      18,418      16,703      17,514      15,826
     Charitable and endowment                                11,203      12,244      11,710      11,864      11,030
     Other                                                   11,830      11,922      11,189      11,427      10,694
                                                          ---------   ---------   ---------   ---------   ---------
         TOTAL                                            $ 111,949   $ 111,847   $ 106,926   $ 107,677   $ 101,108
                                                          =========   =========   =========   =========   =========

PERCENTAGE OF ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                                      13%         14%         15%         15%         15%
     Equity                                                      50%         50%         47%         47%         45%
     Fixed income                                                37%         36%         38%         38%         40%

  Type of business:
     Investment management and personal trust                    48%         45%         45%         45%         45%
     Corporate trust                                             15%         17%         18%         17%         17%
     Retirement plan services                                    16%         16%         16%         16%         16%
     Charitable and endowment                                    10%         11%         11%         11%         11%
     Other                                                       11%         11%         10%         11%         11%

                                                                              2002
                                                          ---------------------------------------------
                                                           4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                          ---------------------------------------------
ASSETS UNDER ADMINISTRATION
  Managed assets:
     Value at beginning of period                         $  56,975   $  61,064   $  64,945   $  65,000
     Estimated change due to market impact                      682      (3,340)     (3,455)        345
     Other activity, net                                        (86)       (749)       (426)       (400)
                                                          ---------   ---------   ---------   ---------
     Value at end of period                                  57,571      56,975      61,064      64,945
                                                          ---------   ---------   ---------   ---------

  Non-managed assets:
     Value at beginning of period                            72,210      79,515      82,936      82,160
     Estimated change due to market impact                    3,894      (7,070)     (3,989)      1,098
     Other activity, net                                     (2,352)       (235)        568        (322)
                                                          ---------   ---------   ---------   ---------
     Value at end of period                                  73,752      72,210      79,515      82,936
                                                          ---------   ---------   ---------   ---------
     TOTAL ASSETS AT END OF PERIOD                        $ 131,323   $ 129,185   $ 140,579   $ 147,881
                                                          =========   =========   =========   =========

PROPRIETARY MUTUAL FUND ASSETS (included above)           $  16,014   $  16,255   $  17,318   $  17,443

ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                               $  16,359   $  18,829   $  19,466   $  19,809
     Equity                                                  53,968      50,138      58,674      65,796
     Fixed income                                            60,996      60,218      62,439      62,276
                                                          ---------   ---------   ---------   ---------
        TOTAL                                             $ 131,323   $ 129,185   $ 140,579   $ 147,881
                                                          =========   =========   =========   =========

  Type of business:
     Investment management and personal trust             $  46,994   $  46,453   $  50,169   $  53,115
     Corporate trust                                         45,500      44,403      48,551      49,320
     Retirement plan services                                16,487      15,640      17,248      18,936
     Charitable and endowment                                11,741      11,995      12,764      13,735
     Other                                                   10,601      10,694      11,847      12,775
                                                          ---------   ---------   ---------   ---------
         TOTAL                                            $ 131,323   $ 129,185   $ 140,579   $ 147,881
                                                          =========   =========   =========   =========

PERCENTAGE OF ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                                      13%         14%         14%         14%
     Equity                                                      41%         39%         42%         44%
     Fixed income                                                46%         47%         44%         42%

  Type of business:
     Investment management and personal trust                    35%         36%         36%         36%
     Corporate trust                                             35%         35%         35%         33%
     Retirement plan services                                    13%         12%         12%         13%
     Charitable and endowment                                     9%          9%          9%          9%
     Other                                                        8%          8%          8%          9%

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                           MORTGAGE BANKING STATISTICS
                                 ($ IN MILLIONS)

                                                                     2004                       2003
                                                                   --------   -----------------------------------------
                                                                   1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                                   --------   -----------------------------------------
REVENUE SUMMARY
Production revenue:
  National City Mortgage Co. (NCMC)                                $    122   $    334   ($   152)  $    273   $    426
  First Franklin                                                        141         65         95         88         69
                                                                   --------   --------   --------   --------   --------
  Total production revenue                                              263        399        (57)       361        495
Net servicing revenue (NCMC)                                            316         52         30         66        136
                                                                   --------   --------   --------   --------   --------
   TOTAL MORTGAGE BANKING REVENUE                                  $    579   $    451   ($    27)  $    427   $    631
                                                                   ========   ========   ========   ========   ========

NCMC PRODUCTION REVENUE COMPONENTS:

Net origination income (1)                                         $    113   $    316   ($   168)  $    254   $    420
GNMA early buyout program sales revenue (2)                               9         18         16         19          6
                                                                   --------   --------   --------   --------   --------
   TOTAL NCMC PRODUCTION REVENUE                                   $    122   $    334   ($   152)  $    273   $    426
                                                                   ========   ========   ========   ========   ========

PRODUCTION DATA
APPLICATIONS(3):
NCMC                                                               $ 30,493   $ 20,548    $31,104   $ 57,849   $ 45,073
First Franklin                                                        9,998     10,380     10,935      8,262      6,763
                                                                   --------   --------   --------   --------   --------
   TOTAL APPLICATIONS                                              $ 40,491   $ 30,928    $42,039   $ 66,111   $ 51,836
                                                                   ========   ========   ========   ========   ========

ORIGINATIONS:
NCMC Retail                                                        $  6,575   $  6,389    $14,990   $ 14,495   $ 10,606
NCMC Wholesale                                                        7,494      7,800     16,283     18,358     13,694
                                                                   --------   --------   --------   --------   --------
     Total NCMC originations for sale                                14,069     14,189     31,273     32,853     24,300

Total First Franklin loan originations                                5,673      6,203      6,051      4,396      3,488
First Franklin portfolio loan originations                           (1,113)    (3,227)    (3,250)    (2,000)    (1,756)
                                                                   --------   --------   --------   --------   --------
      Total First Franklin originations for sale                      4,560      2,976      2,801      2,396      1,732
                                                                   --------   --------   --------   --------   --------
     TOTAL LOANS ORIGINATED FOR SALE                               $ 18,629   $ 17,165    $34,074   $ 35,249   $ 26,032
                                                                   ========   ========   ========   ========   ========

PERCENTAGE OF NCMC ORIGINATIONS
   REPRESENTED BY:
       Refinances                                                        61%        52%        71%        75%        76%
       Government loans                                                  17%        18%        15%        15%        16%
       Adjustable-rate loans                                             20%        17%         8%         6%         6%

GEOGRAPHIC MIX OF ORIGINATIONS(4):
  Top five states and their percentage to total NCMC originations:
        California                                                       21%        23%        19%        21%        19%
        Virginia                                                          8%         7%         8%         8%         7%
        Maryland                                                          7%         6%         8%         8%         8%
        Illinois                                                          6%         6%         6%         6%         6%
        Texas                                                             5%         5%         6%         6%         6%
        Ohio                                                              -          -          -          -          -

LOAN SALES
NCMC                                                               $ 15,697   $ 22,164    $33,462   $ 27,277   $ 25,611
First Franklin                                                        4,433      2,379      2,543      2,164      1,851
                                                                   --------   --------   --------   --------   --------
   TOTAL MORTGAGE LOAN SALES                                       $ 20,130   $ 24,543    $36,005   $ 29,441   $ 27,462
                                                                   ========   ========   ========   ========   ========

                                                                                     2002
                                                                   -----------------------------------------
                                                                   4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                                   -----------------------------------------
REVENUE SUMMARY
Production revenue:
  National City Mortgage Co. (NCMC)                                ($    45)  $     18   $    133   $    124
  First Franklin                                                         69         27         43         14
                                                                   --------   --------   --------   --------
  Total production revenue                                               24         45        176        138
Net servicing revenue (NCMC)                                             21         88         41         57
                                                                   --------   --------   --------   --------
   TOTAL MORTGAGE BANKING REVENUE                                   $    45   $    133   $    217   $    195
                                                                   ========   ========   ========   ========

NCMC PRODUCTION REVENUE COMPONENTS:

Net origination income (1)                                         ($    50)  $      5   $    125   $    118
GNMA early buyout program sales revenue (2)                               5         13          8          6
                                                                   --------   --------   --------   --------
   TOTAL NCMC PRODUCTION REVENUE                                   ($    45)  $     18   $    133   $    124
                                                                   ========   ========   ========   ========

PRODUCTION DATA
APPLICATIONS(3):
NCMC                                                                $38,985   $ 42,432   $ 23,387   $ 21,401
First Franklin                                                        6,862      6,055      6,358      5,124
                                                                   --------   --------   --------   --------
   TOTAL APPLICATIONS                                               $45,847   $ 48,487   $ 29,745   $ 26,525
                                                                   ========   ========   ========   ========

ORIGINATIONS:
NCMC Retail                                                         $13,657   $  9,632   $  6,257   $  6,249
NCMC Wholesale                                                       15,673     11,983      7,348      8,140
                                                                   --------   --------   --------   --------
     Total NCMC originations for sale                                29,330     21,615     13,605     14,389

Total First Franklin loan originations                                3,606      2,706      2,396      2,009
First Franklin portfolio loan originations                           (1,643)    (1,373)    (1,148)    (1,383)
                                                                   --------   --------   --------   --------
      Total First Franklin originations for sale                      1,963      1,333      1,248        626
                                                                   --------   --------   --------   --------
     TOTAL LOANS ORIGINATED FOR SALE                                $31,293   $ 22,948   $ 14,853   $ 15,015
                                                                   ========   ========   ========   ========

PERCENTAGE OF NCMC ORIGINATIONS
   REPRESENTED BY:
       Refinances                                                        77%        64%        46%        62%
       Government loans                                                  14%        17%        22%        18%
       Adjustable-rate loans                                              6%        10%        11%         8%

GEOGRAPHIC MIX OF ORIGINATIONS(4):
  Top five states and their percentage to total NCMC originations:
        California                                                       19%        20%        22%        23%
        Virginia                                                          7%         7%         7%         6%
        Maryland                                                          8%         8%         6%         6%
        Illinois                                                          6%         6%         6%         6%
        Texas                                                             6%         5%         5%         -
        Ohio                                                              -          -          -          5%

LOAN SALES
NCMC                                                                $20,253   $ 14,921   $ 15,390   $ 16,989
First Franklin                                                        1,810        867      1,247        635
                                                                   --------   --------   --------   --------
   TOTAL MORTGAGE LOAN SALES                                        $22,063   $ 15,788   $ 16,637   $ 17,624
                                                                   ========   ========   ========   ========

(1) Represents fee income, marketing gains, presold hedge program results, servicing value of loans originated and sold, net of price subsidies, reserves established for future repurchases, and the impact of FAS 91.

(2) Represents gains on sales of high-yield FHA/VA loans repurchased from investors and sold.

(3) Represents applications for both loans originated for sale and to be held in portfolio.

(4) Based on the dollar volume of loans originated for sale. Percentages not shown for states that are not one of the top five.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                     MORTGAGE BANKING STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)

                                                                  2004                    2003
                                                                -------   -------------------------------------
                                                                1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                                -------   -------------------------------------
NCMC NET SERVICING REVENUE COMPONENTS
    Net servicing fees                                           $  120    $  116    $   94    $   92    $  120
    Amortization of mortgage servicing assets (MSRs)               (100)      (73)     (190)     (125)     (126)
    MSR SFAS 140 impairment (charge) recovery                      (118)       13       207      (125)      100
    MSR SFAS 133 hedge and other derivative gains (losses):
        Gains (losses) on MSRs hedged under SFAS 133                (18)      (22)      (50)      (83)      (41)
        Gains (losses) on derivatives in SFAS 133 relationships      24        16        16       139        67
        Gains (losses) on other derivatives used to
            economically hedge MSRs                                 407        (3)      (47)      168        16
    Other                                                             1         5         -         -         -
                                                                -------   -------   -------   -------   -------
       NET SERVICING REVENUE                                     $  316    $   52    $   30    $   66    $  136
                                                                =======   =======   =======   =======   =======

MORTGAGE SERVICING ASSETS
Carrying value at beginning of period                            $1,301    $1,152    $  955    $1,047    $  950
Additions                                                           140       253       440       258       266
Amortization                                                       (100)      (73)     (190)     (125)     (126)
SFAS 133 hedge basis adjustments                                    (18)      (22)      (50)      (83)      (41)
Application of valuation allowance to directly write-down
    servicing assets                                                  -         -         -      (137)        -
Sales                                                                (3)       (9)       (3)       (5)       (2)
                                                                -------   -------   -------   -------   -------
CARRYING VALUE BEFORE VALUATION ALLOWANCE AT END OF PERIOD       $1,320    $1,301    $1,152    $  955    $1,047
                                                                =======   =======   =======   =======   =======

VALUATION ALLOWANCE
  Balance at beginning of period                                ($    2)  ($   15)  ($  222)  ($  234)  ($  334)
  Impairment recoveries (charges)                                  (118)       13       207      (125)      100
  Application of valuation allowance to directly write-down
    servicing assets                                                            -         -       137         -
                                                                -------   -------   -------   -------   -------
 BALANCE AT END OF PERIOD                                       ($  120)  ($    2)  ($   15)  ($  222)  ($  234)
                                                                =======   =======   =======   =======   =======

NET CARRYING VALUE OF MORTGAGE SERVICING ASSETS
  AT END OF PERIOD                                               $1,200    $1,299    $1,137    $  733    $  813
                                                                =======   =======   =======   =======   =======
FAIR VALUE AT END OF PERIOD                                      $1,240    $1,444    $1,140    $  733    $  813
                                                                =======   =======   =======   =======   =======
RATIO OF CARRYING VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                         .83%      .92%      .88%      .61%      .72%

RATIO OF FAIR VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                         .86%     1.02%      .88%      .61%      .72%

NCMC SERVICING ASSET CAPITALIZATION RATE                            .91%     1.14%     1.31%      .95%     1.04%

SERVICING PREPAYMENT RATE (ANNUALIZED)                               26%       24%       65%       66%       50%

ECONOMIC MSR PERFORMANCE(1)
Net servicing fees and other                                     $  121    $  121    $   94    $   92    $  120
Amortization of MSRs                                               (100)      (73)     (190)     (125)     (126)

Recognized change in fair value of MSRs:
    SFAS 133 gains (losses)                                         (18)      (22)      (50)      (83)      (41)
    SFAS 140 impairment (charge) recovery                          (118)       13       207      (125)      100
Change in MSR fair value not recognized(2)                         (106)      145         -         -         -
                                                                -------   -------   -------   -------   -------
     Total change in fair value of MSRs                            (242)      136       157      (208)       59
                                                                -------   -------   -------   -------   -------
Recognized change in fair value of derivatives:
    Derivatives included in SFAS 133 relationship                    24        16        16       139        67
    Other derivatives used to economically hedge MSRs               407        (3)      (47)      168        16
                                                                -------   -------   -------   -------   -------
     Total change in fair value of derivatives                      431        13       (31)      307        83
                                                                -------   -------   -------   -------   -------
     NET ECONOMIC MSR PERFORMANCE                                $  210    $  197    $   30    $   66    $  136
                                                                =======   =======   =======   =======   =======

                                                                                2002
                                                                -------------------------------------
                                                                4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                                -------------------------------------
NCMC NET SERVICING REVENUE COMPONENTS
    Net servicing fees                                           $   89    $   97    $   94    $   88
    Amortization of mortgage servicing assets (MSRs)               (127)     (100)      (69)      (62)
    MSR SFAS 140 impairment (charge) recovery                       (36)     (111)     (112)       13
    MSR SFAS 133 hedge and other derivative gains (losses):
        Gains (losses) on MSRs hedged under SFAS 133                (93)     (295)     (316)      (12)
        Gains (losses) on derivatives in SFAS 133 relationships     142       373       435        31
        Gains (losses) on other derivatives used to
            economically hedge MSRs                                  46       124         9        (1)
    Other                                                             -         -         -         -
                                                                -------   -------   -------   -------
       NET SERVICING REVENUE                                     $   21    $   88    $   41    $   57
                                                                =======   =======   =======   =======

MORTGAGE SERVICING ASSETS
Carrying value at beginning of period                            $  989    $1,255    $1,439    $1,224
Additions                                                           184       143       206       294
Amortization                                                       (127)     (100)      (69)      (62)
SFAS 133 hedge basis adjustments                                    (93)     (295)     (316)      (12)
Application of valuation allowance to directly write-down
    servicing assets                                                  -         -         -         -
Sales                                                                (3)      (14)       (5)       (5)
                                                                -------   -------   -------   -------
CARRYING VALUE BEFORE VALUATION ALLOWANCE AT END OF PERIOD       $  950    $  989    $1,255    $1,439
                                                                =======   =======   =======   =======
VALUATION ALLOWANCE
  Balance at beginning of period                                ($  298)  ($  187)  ($   75)  ($   88)
  Impairment recoveries (charges)                                   (36)     (111)     (112)       13
  Application of valuation allowance to directly write-down
    servicing assets                                                  -         -         -         -
                                                                -------   -------   -------   -------
 BALANCE AT END OF PERIOD                                       ($  334)  ($  298)  ($  187)  ($   75)
                                                                =======   =======   =======   =======

NET CARRYING VALUE OF MORTGAGE SERVICING ASSETS
  AT END OF PERIOD                                               $  616    $  691    $1,068    $1,364
                                                                =======   =======   =======   =======
FAIR VALUE AT END OF PERIOD                                      $  616    $  691    $1,068    $1,364
                                                                =======   =======   =======   =======
RATIO OF CARRYING VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                         .60%      .70%     1.13%     1.60%

RATIO OF FAIR VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                         .60%      .70%     1.13%     1.60%

NCMC SERVICING ASSET CAPITALIZATION RATE                            .91%      .96%     1.34%     1.73%

SERVICING PREPAYMENT RATE (ANNUALIZED)                               61%       39%       20%       25%

ECONOMIC MSR PERFORMANCE(1)
Net servicing fees and other                                     $   89    $   97    $   94    $   88
Amortization of MSRs                                               (127)     (100)      (69)      (62)

Recognized change in fair value of MSRs:
    SFAS 133 gains (losses)                                         (93)     (295)     (316)      (12)
    SFAS 140 impairment (charge) recovery                           (36)     (111)     (112)       13
Change in MSR fair value not recognized(2)                            -         -         -         -
                                                                -------   -------   -------   -------
     Total change in fair value of MSRs                            (129)     (406)     (428)        1
                                                                -------   -------   -------   -------
Recognized change in fair value of derivatives:
    Derivatives included in SFAS 133 relationship                   142       373       435        31
    Other derivatives used to economically hedge MSRs                46       124         9        (1)
                                                                -------   -------   -------   -------
     Total change in fair value of derivatives                      188       497       444        30
                                                                -------   -------   -------   -------
     NET ECONOMIC MSR PERFORMANCE                                $   21    $   88    $   41    $   57
                                                                =======   =======   =======   =======


(1) The purpose of this disclosure is to present the economic results for the MSR and related hedges as certain increases in the fair value of the servicing assets cannot be recognized in the period in which the increase occurs

(2) Represents increase in the fair value of certain MSRs accounted for under SFAS 140 that could not be written up above their cost basis (original cost basis less accumulated amortization and SFAS 133 hedge basis adjustments)

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                     MORTGAGE BANKING STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)

                                                     2004                                       2003
                                                  -----------       -----------------------------------------------------------
                                                  1ST QTR             4TH QTR          3RD QTR         2ND QTR         1ST QTR
                                                  -----------       -----------------------------------------------------------
SERVICING  DATA
Rollforward of servicing portfolio (UPB):
Beginning balance                                 $   141,146       $   129,127       $ 119,894       $ 112,358       $ 101,858
Additions                                              22,012            28,000          39,004          34,964          32,224
Repayments                                             (9,753)           (8,634)        (22,067)        (20,673)        (14,696)
Other reductions                                       (8,807)           (7,347)         (7,704)         (6,755)         (7,028)
                                                  -----------       -----------       ---------       ---------       ---------
Ending balance                                    $   144,598       $   141,146       $ 129,127       $ 119,894       $ 112,358
                                                  ===========       ===========       =========       =========       =========
Servicing portfolio composition (UPB):
   Conventional                                   $    91,527       $    89,766       $  80,160       $  74,842       $  67,549
   Government                                          26,248            25,439          24,323          23,760          23,405
   Jumbo and other                                     26,823            25,941          24,644          21,292          21,404
                                                  -----------       -----------       ---------       ---------       ---------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES $   144,598       $   141,146       $ 129,127       $ 119,894       $ 112,358
                                                  ===========       ===========       =========       =========       =========
NATIONAL SERVICER RANKING(1)                                                  9               9               9               9

SERVICING PORTFOLIO METRICS:
       Number of loans                              1,036,235         1,010,980         948,789         907,969         871,150
       Average loan size                          $   139,542       $   139,613       $ 136,097       $ 132,046       $ 128,977
       Weighted-average note rate                        5.93%             5.98%           6.09%           6.36%           6.58%
       Weighted-average servicing fee                      32 bps            33 bps          33 bps          34 bps          34 bps
       Weighted-average age in months                      16                15              15              16              18
       Default rate(2)                                   3.15%             4.00%           4.13%           4.29%           4.64%

MORTGAGE BANKING PERSONNEL (FTES)
NCMC:
  Loan origination - commission                         2,650             2,631           2,608           2,550           2,421
  Loan origination - non-commission                     2,937             3,145           3,523           3,510           3,121
                                                  -----------       -----------       ---------       ---------       ---------
    Total loan origination                              5,587             5,776           6,131           6,060           5,542
  Loan servicing                                          791               745             713             706             675
  Indirect production                                     976               999           1,030             997             957
  Corporate overhead and other                            324               332             317             316             318
                                                  -----------       -----------       ---------       ---------       ---------
      TOTAL NCMC FTES                                   7,678             7,852           8,191           8,079           7,492
                                                  ===========       ===========       =========       =========       =========
FIRST FRANKLIN:
  Loan origination - commission                           544               506             474             405             369
  Loan origination - non-commission                     1,148             1,140             961             808             771
                                                  -----------       -----------       ---------       ---------       ---------
    Total loan origination                              1,692             1,646           1,435           1,213           1,140
  Indirect production                                     177               173             160             152             149
  Corporate overhead and other                            143               124             126             110             110
                                                  -----------       -----------       ---------       ---------       ---------
      TOTAL FIRST FRANKLIN FTES                         2,012             1,943           1,721           1,475           1,399
                                                  ===========       ===========       =========       =========       =========

                                                                            2002
                                                  ---------------------------------------------------------
                                                   4TH QTR         3RD QTR         2ND QTR         1ST QTR
                                                  ---------------------------------------------------------
SERVICING  DATA
Rollforward of servicing portfolio (UPB):
Beginning balance                                 $  98,439       $  94,550       $  85,206       $  73,930
Additions                                            26,876          18,764          18,615          21,022
Repayments                                          (16,380)         (9,944)         (4,601)         (5,217)
Other reductions                                     (7,077)         (4,931)         (4,670)         (4,529)
                                                  ---------       ---------       ---------       ---------
Ending balance                                    $ 101,858       $  98,439       $  94,550       $  85,206
                                                  =========       =========       =========       =========
Servicing portfolio composition (UPB):
   Conventional                                   $  61,044       $  60,013       $  58,132       $  52,403
   Government                                        22,060          22,163          21,386          20,302
   Jumbo and other                                   18,754          16,263          15,032          12,501
                                                  ---------       ---------       ---------       ---------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES $ 101,858       $  98,439       $  94,550       $  85,206
                                                  =========       =========       =========       =========
NATIONAL SERVICER RANKING(1)                              8              10              11              11

SERVICING PORTFOLIO METRICS:
       Number of loans                              818,412         810,133         790,835         734,868
       Average loan size                          $ 124,458       $ 121,510       $ 119,557       $ 115,947
       Weighted-average note rate                      6.78%           6.97%           7.05%           7.12%
       Weighted-average servicing fee                    35 bps          35 bps          36 bps          36 bps
       Weighted-average age in months                    19              21              21              22
       Default rate(2)                                 5.29%           4.69%           4.91%           5.17%

MORTGAGE BANKING PERSONNEL (FTES)
NCMC:
  Loan origination - commission                       1,915           1,810           1,817           1,804
  Loan origination - non-commission                   3,373           3,036           2,842           2,802
                                                  ---------       ---------       ---------       ---------
    Total loan origination                            5,288           4,846           4,659           4,606
  Loan servicing                                        645             598             571             568
  Indirect production                                   898             848             818             810
  Corporate overhead and other                          325             331             327             313
                                                  ---------       ---------       ---------       ---------
      TOTAL NCMC FTES                                 7,156           6,623           6,375           6,297
                                                  =========       =========       =========       =========
FIRST FRANKLIN:
  Loan origination - commission                         366             347             336             299
  Loan origination - non-commission                     682             579             520             481
                                                  ---------       ---------       ---------       ---------
    Total loan origination                            1,048             926             856             780
  Indirect production                                   130             126             122             114
  Corporate overhead and other                          113             114             107              95
                                                  ---------       ---------       ---------       ---------
      TOTAL FIRST FRANKLIN FTES                       1,291           1,166           1,085             989
                                                  =========       =========       =========       =========

(1) Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.

(2)  Mortgage loans greater than 30 days past due

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
           FIRST FRANKLIN LOAN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                 ($ IN MILLIONS)

                                                                2004                     2003
                                                              --------  --------------------------------------
                                                              1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                              --------  --------------------------------------
PRODUCTION DATA
ORIGINATIONS:
  Total First Franklin originations                           $  5,673  $  6,203  $  6,051  $  4,396  $  3,488
  Weighted-average note rate                                      6.72%     6.99%     6.86%     7.14%     7.36%
  Weighted-average credit score(2)                                 651       653       660       657       657

SALES:
  Total sales of First Franklin loans to third parties        $  4,433  $  2,379  $  2,543  $  2,164  $  1,851
  Net gains on sales of First Franklin loans to third parties      141        65        95        88        69

PORTFOLIO STATISTICS(3)

Period-end portfolio balance                                  $ 15,627  $ 15,137  $ 13,183  $ 11,496  $ 10,434
Weighted-average note rate                                        7.06%     7.19%     7.43%     7.70%     7.81%
Weighted-average loan size                                    $126,960  $127,556  $124,772  $126,390  $136,113
Weighted-average credit score(2)(4)                                648       649       648       645       645
First-lien weighted-average loan-to-value ratio(5)               77.84%    77.89%    77.82%    78.56%    79.83%

BY LOAN PURPOSE:
  Purchase                                                          69%       69%       69%       69%       69%
  Cash out refinancing                                              24%       24%       24%       24%       24%
  Rate and term refinancing                                          7%        7%        7%        7%        7%

PERCENTAGE OF FIRST FRANKLIN PORTFOLIO LOANS
   REPRESENTED BY:
  Owner occupied                                                    96%       96%       97%       97%       97%
  Adjustable-rate loans                                             68%       68%       65%       67%       72%
  Second lien(6)                                                     8%        8%        8%        6%        2%

GEOGRAPHIC MIX - TOP FIVE STATES
  California                                                        44%       45%       46%       46%       47%
  Florida                                                            6%        6%        6%        6%        6%
  Texas                                                              4%        4%        -         -         -
  Oregon                                                             4%        4%        4%        4%        4%
  Washington                                                         4%        4%        4%        4%        3%
  Ohio                                                               -         -         3%        4%        4%
  Illinois                                                           -         -         -         -         -

NET CHARGE-OFFS                                               $      6  $      5  $      5  $      5  $      6

NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE
  PORTFOLIO LOANS                                                  .16%      .13%      .17%      .18%      .23%

NONPERFORMING ASSETS:
  Nonperforming loans                                         $     55  $     51  $     49  $     47  $     44
  Other real estate owned                                           39        33        34        30        34
                                                              --------  --------  --------  --------  --------
     Total                                                    $     94  $     84  $     83  $     77  $     78
                                                              ========  ========  ========  ========  ========

Loans 90+ days past due                                       $    235  $    225  $    210  $    190  $    189

NONPERFORMING ASSETS TO TOTAL FIRST FRANKLIN
  PORTFOLIO LOANS AND OTHER REAL ESTATE OWNED                      .60%      .55%      .63%      .67%      .75%

                                                                               2002
                                                              --------------------------------------
                                                              4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                              --------------------------------------
PRODUCTION DATA
ORIGINATIONS:
  Total First Franklin originations                           $  3,606  $  2,706  $  2,396  $  2,009
  Weighted-average note rate                                      7.42%     8.00%     8.37%     8.40%
  Weighted-average credit score(2)                                 658       659       663       663

SALES:
  Total sales of First Franklin loans to third parties        $  1,810  $    867  $  1,247  $    635
  Net gains on sales of First Franklin loans to third parties       69        27        43        14

PORTFOLIO STATISTICS(3)

Period-end portfolio balance                                  $  9,370  $  8,733  $  7,472  $  6,773
Weighted-average note rate                                        8.03%     8.29%     8.58%     8.79%
Weighted-average loan size                                    $138,902  $137,913  $135,506  $133,414
Weighted-average credit score(2)(4)                                646       644       642       637
First-lien weighted-average loan-to-value ratio(5)               78.83%    78.89%    77.73%    77.62%

BY LOAN PURPOSE:
  Purchase                                                          71%       72%       71%       71%
  Cash out refinancing                                              23%       22%       23%       23%
  Rate and term refinancing                                          6%        6%        6%        6%

PERCENTAGE OF FIRST FRANKLIN PORTFOLIO LOANS
   REPRESENTED BY:
  Owner occupied                                                    97%       97%       97%       97%
  Adjustable-rate loans                                             74%       77%       77%       80%
  Second lien(6)                                                     1%        1%        2%        2%

GEOGRAPHIC MIX - TOP FIVE STATES
  California                                                        48%       49%       49%       49%
  Florida                                                            6%        6%        6%        6%
  Texas                                                              -         -         -         -
  Oregon                                                             4%        4%        4%        4%
  Washington                                                         3%        3%        -         -
  Ohio                                                               4%        4%        4%        4%
  Illinois                                                           -         -         3%        3%

NET CHARGE-OFFS                                               $      5  $      4  $      4  $      6

NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE
  PORTFOLIO LOANS                                                  .22%      .19%      .23%      .39%

NONPERFORMING ASSETS:
  Nonperforming loans                                         $     44  $     46  $     47  $     47
  Other real estate owned                                           34        30        24        17
                                                              --------  --------  --------  --------
     Total                                                    $     78  $     76  $     71  $     64
                                                              ========  ========  ========  ========

Loans 90+ days past due                                       $    184  $    170  $    151  $    132

NONPERFORMING ASSETS TO TOTAL FIRST FRANKLIN
  PORTFOLIO LOANS AND OTHER REAL ESTATE OWNED                      .83%      .87%      .95%      .95%

(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(4) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(6) Second lien positions are fully insured by third-party mortgage insurance providers up to 10% of the insured loan pool balance. Second lien positions are not included in the loan-to-value calculations.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        HOME EQUITY PORTFOLIO STATISTICS
                                 ($ IN MILLIONS)

                                                             2004                     2003                     2002
                                                            -------   -------------------------------------   -------
                                                            1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR   4TH QTR
                                                            -------   --------  --------  --------  -------   -------
HOME EQUITY LINES OF CREDIT (HELOC)
PERIOD-END BALANCES BY LINE OF BUSINESS:
  Wholesale Banking                                         $     5   $     6   $     1   $     1   $     1   $     1
  Consumer and Small Business Financial Services              5,770     5,662     5,514     5,339     5,166     5,259
  National Consumer Finance - National Home Equity            5,618     4,676     3,951     3,209     2,678     2,268
  Asset Management                                              600       597       605       575       548       534
                                                            -------   -------   -------   -------   -------   -------
TOTAL HELOCS(1)                                             $11,993   $10,941   $10,071   $ 9,124   $ 8,393   $ 8,062
                                                            =======   =======   =======   =======   =======   =======
STATISTICS BY LINE OF BUSINESS FOR SIGNIFICANT PORTFOLIOS:
  Consumer and Small Business Financial Services
     Weighted-average note rate                                4.34%     4.33%     4.20%     4.39%     4.53%     4.96%
     Weighted-average credit score(2)(3)                        721       722       723       722       722       720
     Weighted-average cumulative loan-to-value ratio(4)       71.22%    71.21%    71.15%    71.47%    71.81%    72.07%
     Utilization rate                                            31%       32%       28%       29%       30%       31%
     Net charge-offs                                        $     3   $     4   $     3   $     3   $     4   $     4
     Loans 90 days past due                                       7         7         7         6         6         7

  National Consumer Finance - National Home Equity
     Weighted-average note rate                                4.35%     4.33%     4.32%     4.56%     4.55%     4.86%
     Weighted-average credit score(2)(3)                        717       721       721       721       723       720
     Weighted-average cumulative loan-to-value ratio(4)       81.18%    82.23%    81.24%    81.00%    80.74%    80.55%
     Utilization rate                                            43%       42%       40%       41%       43%       45%
     Net charge-offs                                        $     1         -   $     1   $     1         -         -
     Loans 90 days past due                                       1         1         -         1         1         -

HOME EQUITY INSTALLMENT LOANS (HELOAN)(5)(6)

PERIOD-END BALANCES BY LINE OF BUSINESS:
  Wholesale Banking                                         $     5   $     5   $     5   $     6   $     7   $     8
  Consumer and Small Business Financial Services              3,622     3,564     3,452     2,768     2,382     2,303
  National Consumer Finance - National Home Equity            1,414     1,339     1,160     1,055       975       935
  Asset Management                                               91        90        92        96       104       105
                                                            -------   -------   -------   -------   -------   -------
TOTAL HELOANS(1)                                            $ 5,132   $ 4,998   $ 4,709   $ 3,925   $ 3,468   $ 3,351
                                                            =======   =======   =======   =======   =======   =======
STATISTICS BY LINE OF BUSINESS FOR SIGNIFICANT PORTFOLIOS:
  Consumer and Small Business Financial Services
     Weighted-average note rate                                6.82%     6.89%     6.99%     7.56%     8.13%     8.41%
     Weighted-average credit score(2)(3)                        713       714       714       714       708       706
     Weighted-average cumulative loan-to-value ratio(4)       69.72%    69.67%    69.38%    68.83%    68.06%    68.23%
     Net charge-offs                                        $     4   $     5   $     4   $     5   $     4   $     4
     Loans 90 days past due                                       5         5         4         5         4         3

  National Consumer Finance  - National Home Equity
     Weighted-average note rate                                7.07%     7.13%     7.33%     7.69%     7.94%     8.25%
     Weighted-average credit score(2)(3)                        721       721       719       720       721       721
     Weighted-average cumulative loan-to-value ratio(4)       89.55%    90.19%    89.44%    89.27%    89.05%    88.96%
     Net charge-offs                                              -         -   $     1   $     1   $     1         -
     Loans 90 days past due                                       -         -         1         1         1         -

(1) Excludes balances from First Franklin and any remaining loans originated by the former Altegra unit. First Franklin portfolio balances and statistics are included in the First Franklin Loan Origination and Portfolio Statistics section on page 26.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(4) Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

(5) Represents installment loans collateralized by real estate whereby National City has a first or second lien position.

(6) HELOANs are included in the real estate residential portfolio on the consolidated balance sheet. Prior to December 31, 2002, HELOANs were included in the other consumer portfolio on the consolidated balance sheet.

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                    2004                             2003
                                                 ---------   -------------------------------------------------------
                                                  1ST QTR     4TH QTR        3RD QTR         2ND QTR        1ST QTR
                                                 ---------   ---------      ---------      ----------     ----------
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES

Net interest income (TE)                         $ 495,607   $ 498,915      $ 497,330       $ 492,066      $ 488,831
Provision for loan losses                           75,323      89,694         73,408          73,761         70,465
                                                 ---------   ---------      ---------      ----------     ----------

Net interest income after provision                420,284     409,221        423,922         418,305        418,366
Noninterest income                                 180,303     178,948        180,242         180,339        161,689
Noninterest expense                                352,799     355,443        335,948         328,321        352,511
                                                 ---------   ---------      ---------      ----------     ----------

Income before taxes                                247,788     232,726        268,216         270,323        227,544
Income tax expense and TE adjustment                93,664      87,970        101,386         102,182         86,012
                                                 ---------   ---------      ---------      ----------     ----------

Net income                                       $ 154,124   $ 144,756      $ 166,830       $ 168,141      $ 141,532
                                                 =========   =========      =========      ==========     ==========
UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)                    -   $   1,579      $   9,574               -     ($  25,255)
                                                 ---------   ---------      ---------      ----------     ----------

Total                                                    -   $   1,579      $   9,574               -     ($  25,255)
                                                 =========   =========      =========      ==========     ==========

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)                    -   $   1,026      $   6,223               -     ($  16,416)
                                                 ---------   ---------      ---------      ----------     ----------

Total                                                    -   $   1,026      $   6,223               -     ($  16,416)
                                                 =========   =========      =========      ==========     ==========

Average assets (in millions)                     $  27,027   $  27,103      $  26,436       $  25,721      $  25,803
Average equity (in millions)                         2,549       2,562          2,523           2,470          2,424
Return on average assets                              2.29%       2.12%          2.50%           2.62%          2.22%
Return on average equity                             24.32       22.42          26.23           27.31          23.68
Efficiency ratio                                     52.20       52.44          49.58           48.83          54.19

WHOLESALE BANKING

Net interest income (TE)                         $ 256,167   $ 259,328      $ 267,455       $ 265,352      $ 259,902
Provision for loan losses                           10,656      80,793         39,868         104,384        115,774
                                                 ---------   ---------      ---------      ----------     ----------

Net interest income after provision                245,511     178,535        227,587         160,968        144,128
Noninterest income                                  99,815      79,002        101,459          60,647         87,138
Noninterest expense                                124,255     127,442        122,225         121,335        137,454
                                                 ---------   ---------      ---------      ----------     ----------

Income before taxes                                221,071     130,095        206,821         100,280         93,812
Income tax expense and TE adjustment                82,388      48,868         76,950          38,468         34,708
                                                 ---------   ---------      ---------      ----------     ----------

Net income                                       $ 138,683   $  81,227      $ 129,871       $  61,812      $  59,104
                                                 =========   =========      =========      ==========     ==========

UNUSUAL ITEMS (PRETAX)
Commercial lease residual (charge) recovery              -           -              -      ($     121)    ($  15,877)
Principal investment gains (losses)              $  22,906   $      89      $  16,860         (16,388)         6,464
                                                 ---------   ---------      ---------      ----------     ----------

Total                                            $  22,906   $      89      $  16,860      ($  16,509)    ($   9,413)
                                                 =========   =========      =========      ==========     ==========

UNUSUAL ITEMS (AFTER TAX)
Commercial lease residual (charge) recovery              -           -              -      ($      79)    ($  10,320)
Principal investment gains (losses)              $  14,889   $      58      $  10,959         (10,652)         4,202
                                                 ---------   ---------      ---------      ----------     ----------

Total                                            $  14,889   $      58      $  10,959      ($  10,731)    ($   6,118)
                                                 =========   =========      =========      ==========     ==========

Average assets (in millions)                     $  29,119   $  29,648      $  30,644       $  31,213      $  31,198
Average equity (in millions)                         2,587       2,709          2,753           2,768          2,771
Return on average assets                              1.92%       1.09%          1.68%            .79%           .77%
Return on average equity                             21.56       11.89          18.72            8.96           8.65
Efficiency ratio                                     34.90       37.67          33.13           37.22          39.61

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                    2004                             2003
                                                 ---------   ---------------------------------------------------
                                                  1ST QTR     4TH QTR        3RD QTR       2ND QTR      1ST QTR
                                                 ---------   ---------      ---------     ---------    ---------
NATIONAL CITY MORTGAGE CO.(1)

Net interest income (TE)                         $ 141,651   $ 203,084      $ 327,448     $ 281,170    $ 284,364
Provision for loan losses                            4,498         212         (2,520)       (3,075)      11,148
                                                 ---------   ---------      ---------     ---------    ---------

Net interest income after provision                137,153     202,872        329,968       284,245      273,216
Noninterest income                                 458,985     405,084       (101,885)      357,429      577,602
Noninterest expense                                155,317     171,130        229,127       199,880      173,158
                                                 ---------   ---------      ---------     ---------    ---------

Income before taxes                                440,821     436,826         (1,044)      441,794      677,660
Income tax expense and TE adjustment               167,499     173,827            720       177,697      266,311
                                                 ---------   ---------      ---------     ---------    ---------

Net income                                       $ 273,322   $ 262,999     ($   1,764)    $ 264,097    $ 411,349
                                                 =========   =========      =========     =========    =========

Average assets (in millions)                     $  16,384   $  21,540      $  32,779     $  30,298    $  28,869
Average equity (in millions)                           783         779            784           788          794
Return on average assets                              6.71%       4.84%          (.02)%        3.50%        5.78%
Return on average equity                            140.44      134.00           (.89)       134.38       210.05
Efficiency ratio                                     25.86       28.14         101.58         31.30        20.09

NATIONAL CONSUMER FINANCE (1)

Net interest income (TE)                         $ 259,827   $ 186,380      $ 220,363     $ 193,284    $ 171,212
Provision (benefit) for loan losses                 11,061      (3,728)        16,753        28,504       19,338
                                                 ---------   ---------      ---------     ---------    ---------

Net interest income after provision                248,766     190,108        203,610       164,780      151,874
Noninterest income                                 134,686      56,599         91,032        86,787       67,404
Noninterest expense                                118,649     100,413         92,333        73,450       72,479
                                                 ---------   ---------      ---------     ---------    ---------

Income (loss) before taxes                         264,803     146,294        202,309       178,117      146,799
Income tax expense and TE adjustment               100,096      55,299         76,473        67,328       55,490
                                                 ---------   ---------      ---------     ---------    ---------

Net income (loss)                                $ 164,707   $  90,995      $ 125,836     $ 110,789    $  91,309
                                                 =========   =========      =========     =========    =========

Average assets (in millions)                     $  24,347   $  22,922      $  20,219     $  18,010    $  16,357
Average equity (in millions)                         1,283       1,324          1,110         1,022          952
Return on average assets                              2.72%       1.57%          2.47%         2.47%        2.26%
Return on average equity                             51.62       27.28          44.96         43.46        38.88
Efficiency ratio                                     30.07       41.33          29.65         26.23        30.37

ASSET MANAGEMENT

Net interest income (TE)                         $  26,238   $  26,377      $  26,087     $  25,879    $  25,029
Provision for loan losses                              228       2,032          1,286         2,733        1,584
                                                 ---------   ---------      ---------     ---------    ---------

Net interest income after provision                 26,010      24,345         24,801        23,146       23,445
Noninterest income                                  92,652      85,027         86,870        91,588       82,706
Noninterest expense                                 77,470      72,350         72,406        70,952       75,809
                                                 ---------   ---------      ---------     ---------    ---------

Income before taxes                                 41,192      37,022         39,265        43,782       30,342
Income tax expense and TE adjustment                15,570      13,994         14,842        16,550       11,469
                                                 ---------   ---------      ---------     ---------    ---------

Net income                                       $  25,622   $  23,028      $  24,423     $  27,232    $  18,873
                                                 =========   =========      =========     =========    =========

Average assets (in millions)                     $   2,970   $   2,993      $   2,878     $   2,890    $   2,916
Average equity (in millions)                           391         381            379           374          372
Return on average assets                              3.47%       3.05%          3.37%         3.78%        2.62%
Return on average equity                             26.33       23.97          25.59         29.21        20.59
Efficiency ratio                                     65.16       64.94          64.10         60.40        70.37

(1) Effective January 1, 2004, National City Mortgage Co., formerly a business unit within National Consumer Finance, was designated as a separate line of business. National Consumer Finance now includes only National Home Equity and First Franklin origination and portfolio. Prior periods have been restated to reflect this change.

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                    2004                                  2003
                                                 -----------    --------------------------------------------------------
                                                   1ST QTR        4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                 -----------    -----------    -----------    -----------    -----------
NATIONAL PROCESSING

Net interest income (TE)                          $      895     $      916     $      787     $      865     $      683
Provision for loan losses                                  -              -              -              -              -
                                                 -----------    -----------    -----------    -----------    -----------

Net interest income after provision                      895            916            787            865            683
Noninterest income                                   121,991        135,281        124,881        113,590        106,123
Noninterest expense                                  103,314        111,987        101,548         95,945         92,564
                                                 -----------    -----------    -----------    -----------    -----------

Income before taxes                                   19,572         24,210         24,120         18,510         14,242
Income tax expense and TE adjustment                   7,608          9,371          9,811          7,444          5,695
                                                 -----------    -----------    -----------    -----------    -----------

Net income                                        $   11,964     $   14,839     $   14,309     $   11,066     $    8,547
                                                 ===========    ===========    ===========    ===========    ===========

UNUSUAL ITEMS (PRETAX)
Severance and related charges                    ($       54)   ($      228)    $       65    ($      674)   ($       30)
                                                 -----------    -----------    -----------    -----------    -----------

Total                                            ($       54)   ($      228)    $       65    ($      674)   ($       30)
                                                 ===========    ===========    ===========    ===========    ===========

UNUSUAL ITEMS (AFTER TAX)
Severance and related charges                    ($       35)   ($      137)    $       39    ($      404)   ($       18)
                                                 -----------    -----------    -----------    -----------    -----------

Total                                            ($       35)   ($      137)    $       39    ($      404)   ($       18)
                                                 ===========    ===========    ===========    ===========    ===========

Average assets (in millions)                      $      699     $      718     $      691     $      542     $      533
Average equity (in millions)                             523            503            481            466            455
Return on average assets                                6.89%          8.20%          8.21%          8.19%          6.50%
Return on average equity                                9.20          11.70          11.80           9.52           7.62
Efficiency ratio                                       84.07          82.22          80.81          83.83          86.67

PARENT AND OTHER

Net interest expense (TE)                        ($  155,228)   ($  133,095)   ($  188,705)   ($  156,368)   ($  129,293)
Benefit related to loan losses                       (19,259)       (21,012)       (21,748)       (23,160)       (18,076)
                                                 -----------    -----------    -----------    -----------    -----------

Net interest expense after provision                (135,969)      (112,083)      (166,957)      (133,208)      (111,217)
Noninterest income                                    29,265         50,743          7,320        121,532         20,824
Noninterest expense                                   54,536        106,639         54,029        136,354        104,891
                                                 -----------    -----------    -----------    -----------    -----------

Loss before taxes                                   (161,240)      (167,979)      (213,666)      (148,030)      (195,284)
Income tax benefit and TE adjustment                (103,186)       (94,251)       (97,798)       (90,701)      (108,073)
                                                 -----------    -----------    -----------    -----------    -----------

Net loss                                         ($   58,054)   ($   73,728)   ($  115,868)   ($   57,329)   ($   87,211)
                                                 ===========    ===========    ===========    ===========    ===========

UNUSUAL ITEMS (PRETAX)
Building lease termination penalty                         -              -              -    ($    8,738)             -
Severance and related charges                    ($    3,334)   ($    3,687)   ($    5,504)           166    ($   71,737)
Charitable foundation contribution                         -              -              -        (40,089)             -
Minority interest related to NPI charges                   5             34            (10)           101              5
Bank stock fund gains (losses)                           103          7,512          1,045         31,874              -
                                                 -----------    -----------    -----------    -----------    -----------

Total                                            ($    3,226)    $    3,859    ($    4,469)   ($   16,686)   ($   71,732)
                                                 ===========    ===========    ===========    ===========    ===========

UNUSUAL ITEMS (AFTER TAX)
Building lease termination penalty                         -              -              -    ($    5,680)             -
Severance and related charges                    ($    2,167)   ($    2,396)   ($    3,578)           108    ($   46,629)
Charitable foundation contribution                         -              -              -        (26,058)             -
Minority interest related to NPI charges                   5             34            (10)           101              5
Bank stock fund gains (losses)                            67          4,883            679         25,997              -
                                                 -----------    -----------    -----------    -----------    -----------

Total                                            ($    2,095)    $    2,521    ($    2,909)   ($    5,532)   ($   46,624)
                                                 ===========    ===========    ===========    ===========    ===========

Average assets (in millions)                      $    8,877     $    9,542     $   10,004     $   10,361     $   10,642

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                     2004                                  2003
                                                  ----------     -------------------------------------------------------
                                                   1ST QTR        4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                  ----------     ----------     ----------    -----------    -----------
CONSOLIDATED
Net interest income (TE)                          $1,025,157     $1,041,905     $1,150,765     $1,102,248     $1,100,728
Provision for loan losses                             82,507        147,991        107,047        183,147        200,233
                                                  ----------     ----------     ----------    -----------    -----------

Net interest income after provision                  942,650        893,914      1,043,718        919,101        900,495
Noninterest income                                 1,117,697        990,684        489,919      1,011,912      1,103,486
Noninterest expense                                  986,340      1,045,404      1,007,616      1,026,237      1,008,866
                                                  ----------     ----------     ----------    -----------    -----------

Income before taxes                                1,074,007        839,194        526,021        904,776        995,115
Income tax expense and TE adjustment                 363,639        295,078        182,384        318,968        351,612
                                                  ----------     ----------     ----------    -----------    -----------

Net income                                        $  710,368     $  544,116     $  343,637     $  585,808     $  643,503
                                                  ==========     ==========     ==========    ===========    ===========

UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)                      -     $    1,579     $    9,574              -    ($   25,255)
Commercial lease residual (charge) recovery                -              -              -    ($      121)       (15,877)
Principal investment gains (losses)               $   22,906             89         16,860        (16,388)         6,464
Building lease termination penalty                         -              -              -         (8,738)             -
Severance and related charges, net                    (3,383)        (3,881)        (5,449)          (407)        (71,762)
Charitable foundation contribution                         -              -              -        (40,089)             -
Bank stock fund gains (losses)                           103          7,512          1,045         31,874              -
                                                  ----------     ----------     ----------    -----------    -----------

Total                                             $   19,626     $    5,299     $   22,030    ($   33,869)   ($  106,430)
                                                  ==========     ==========     ==========    ===========    ===========

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)                      -     $    1,026     $    6,223              -    ($   16,416)
Commercial lease residual (charge) recovery                -              -              -    ($       79)       (10,320)
Principal investment gains (losses)               $   14,889             58         10,959        (10,652)         4,202
Building lease termination penalty                         -              -              -         (5,680)             -
Severance and related charges, net                    (2,197)        (2,499)        (3,549)          (195)       (46,642)
Charitable foundation contribution                         -              -              -        (26,058)             -
Bank stock fund gains (losses)                            67          4,883            679         25,997              -
                                                  ----------     ----------     ----------    -----------    -----------

Total                                             $   12,759     $    3,468     $   14,312    ($   16,667)   ($   69,176)
                                                  ==========     ==========     ==========    ===========    ===========

Average assets (in millions)                      $  109,423     $  114,466     $  123,651     $  119,035     $  116,318
Average total equity (in millions)                     9,659          9,390          9,171          8,786          8,529
Return on average assets                                2.61%          1.89%          1.10%          1.97%          2.24%
Return on average total equity                         29.58          22.99          14.87          26.74          30.60
Efficiency ratio                                       46.03          51.69          61.62          49.27          45.77

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                     CONSOLIDATED SELECTED AVERAGE BALANCES
                                 ($ IN MILLIONS)

                                                               MARCH    FEBRUARY  JANUARY   DECEMBER  NOVEMBER  OCTOBER  SEPTEMBER
                                                                2004      2004     2004       2003      2003      2003     2003
                                                              -------   --------  -------   --------  --------  -------   --------
ASSETS
  AVAILABLE FOR SALE SECURITIES, AT COST                      $ 6,423   $ 6,565   $ 6,624   $ 6,678   $ 6,466   $ 6,455   $ 6,496

  PORTFOLIO LOANS:
    Commercial                                                $18,927   $18,843   $18,811   $19,383   $20,228   $20,463   $20,987
    Commercial construction                                     2,228     2,249     2,257     2,235     2,574     2,532     2,491
    Real estate - commercial                                    9,820     9,817     9,819     9,668     9,563     9,529     9,466
    Real estate - residential                                  27,105    26,950    27,167    26,672    25,387    24,627    24,828
    Home equity lines of credit                                11,732    11,373    11,081    10,509    10,511    10,212     9,926
    Credit card and other unsecured lines of credit             2,251     2,281     2,316     2,591     2,202     2,192     2,183
    Other consumer                                              7,391     7,412     7,415     7,349     7,588     7,691     8,276
                                                              -------   -------   -------   -------   -------   -------   -------
      TOTAL PORTFOLIO LOANS                                   $79,454   $78,925   $78,866   $78,407   $78,053   $77,246   $78,157
                                                              =======   =======   =======   =======   =======   =======   =======

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                $     7   $     7   $    25   $    17   $     7   $    15   $    14
    Mortgage:
       National City Mortgage Co.                               9,816     9,063    11,489    12,288    14,706    19,052    24,957
       First Franklin                                           1,490     1,945     1,488     1,263     1,400     1,500     1,361
       National City Home Loan Services (formerly Altegra)          -         -         -         1         2       937        32
                                                              -------   -------   -------   -------   -------   -------   -------
    Total mortgage loans held for sale                         11,306    11,008    12,977    13,552    16,108    21,489    26,350
    Automobile loans held for securitization                        -       732       871       741       563       516         -
                                                              -------   -------   -------   -------   -------   -------   -------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION             $11,313   $11,747   $13,873   $14,310   $16,678   $22,020   $26,364
                                                              =======   =======   =======   =======   =======   =======   =======

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                       $16,505   $15,383   $15,068   $15,825   $16,152   $16,292   $18,313
    NOW and money market accounts                              27,758    27,252    26,960    27,018    26,891    26,625    26,371
    Savings accounts                                            2,400     2,350     2,354     2,354     2,368     2,380     2,394
    Consumer time                                              12,910    13,021    13,099    13,140    13,180    13,213    13,245
                                                              -------   -------   -------   -------   -------   -------   -------
      CORE DEPOSITS                                            59,573    58,006    57,481    58,337    58,591    58,510    60,323
    Other                                                         838       837       896       891       964     1,755     3,014
    Foreign                                                     6,135     6,633     6,799     7,069     7,126     7,581     8,835
                                                              -------   -------   -------   -------   -------   -------   -------
      TOTAL DEPOSITS                                          $66,546   $65,476   $65,176   $66,297   $66,681   $67,846   $72,172
                                                              =======   =======   =======   =======   =======   =======   =======
  Federal funds borrowed and security repurchase agreements   $ 8,422   $ 7,976   $ 7,431   $ 7,525   $ 8,665   $10,070   $10,214
  Borrowed funds                                                  907     1,042     2,794     1,278       769       920     1,161
  Long-term debt                                               19,829    21,405    22,790    23,770    25,248    26,156    27,275

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                     $ 3,046   $ 2,323   $ 2,035   $ 2,336   $ 2,686   $ 2,917   $ 4,653
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                      1,057       967       902       904     1,119     1,124     1,032
Noninterest bearing deposits excluding P&I and T&I balances    12,402    12,093    12,131    12,585    12,347    12,251    12,628
Core deposits excluding P&I and T&I balances                   55,470    54,716    54,544    55,097    54,786    54,469    54,638

                                                              AUGUST     JULY      JUNE       MAY      APRIL     MARCH
                                                               2003      2003      2003      2003      2003      2003
                                                              -------   -------   -------   -------   -------   -------
ASSETS
  AVAILABLE FOR SALE SECURITIES, AT COST                      $ 6,703   $ 6,796   $ 6,920   $ 7,421   $ 7,850   $ 8,080

  PORTFOLIO LOANS:
    Commercial                                                $21,121   $21,344   $21,408   $21,952   $22,644   $22,506
    Commercial construction                                     2,416     2,370     2,344     2,317     2,292     2,293
    Real estate - commercial                                    9,435     9,448     9,465     9,453     9,508     9,496
    Real estate - residential                                  24,041    23,418    22,833    22,525    22,048    21,787
    Home equity lines of credit                                 9,634     9,287     8,996     8,771     8,514     8,306
    Credit card and other unsecured lines of credit             2,181     2,147     2,115     2,083     2,055     2,039
    Other consumer                                              8,264     7,964     8,001     7,828     8,047     7,812
                                                              -------   -------   -------   -------   -------   -------
      TOTAL PORTFOLIO LOANS                                   $77,092   $75,978   $75,162   $74,929   $75,108   $74,239
                                                              =======   =======   =======   =======   =======   =======

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                $    13   $    13   $    13   $    13   $    13   $    13
    Mortgage:
       National City Mortgage Co.                              26,828    25,980    24,216    23,194    21,823    20,786
       First Franklin                                             957       932       954     1,143       976       607
       National City Home Loan Services (formerly Altegra)          -         -         -         -         -         -
                                                              -------   -------   -------   -------   -------   -------
    Total mortgage loans held for sale                         27,785    26,912    25,170    24,337    22,799    21,393
    Automobile loans held for securitization                        -         -         -         -         -         -
                                                              -------   -------   -------   -------   -------   -------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION             $27,798   $26,925   $25,183   $24,350   $22,812   $21,406
                                                              =======   =======   =======   =======   =======   =======

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                       $20,012   $19,863   $17,868   $17,537   $17,385   $16,061
    NOW and money market accounts                              26,179    25,729    25,404    25,003    24,730    24,060
    Savings accounts                                            2,427     2,444     2,452     2,448     2,442     2,441
    Consumer time                                              13,290    13,474    13,799    13,998    14,116    14,264
                                                              -------   -------   -------   -------   -------   -------
      CORE DEPOSITS                                            61,908    61,510    59,523    58,986    58,673    56,826
    Other                                                       3,739     2,964     3,038     3,402     3,176     3,307
    Foreign                                                     7,015     5,762     5,683     8,612     6,498     6,250
                                                              -------   -------   -------   -------   -------   -------
      TOTAL DEPOSITS                                          $72,662   $70,236   $68,244   $71,000   $68,347   $66,383
                                                              =======   =======   =======   =======   =======   =======
  Federal funds borrowed and security repurchase agreements   $10,577   $11,174   $11,674   $11,420   $12,783   $12,169
  Borrowed funds                                                  855     1,246     1,617     1,304     1,670     1,731
  Long-term debt                                               27,879    27,545    25,753    22,995    23,021    23,063

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                     $ 6,457   $ 6,069   $ 4,735   $ 4,741   $ 4,599   $ 3,681
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                      1,059     1,060     1,007       954       909       816
Noninterest bearing deposits excluding P&I and T&I balances    12,496    12,734    12,126    11,842    11,877    11,564
Core deposits excluding P&I and T&I balances                   54,392    54,381    53,781    53,291    53,165    52,329

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                           CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                    MARCH   FEBRUARY   JANUARY  DECEMBER   NOVEMBER   OCTOBER   SEPTEMBER
                                                    2004      2004      2004      2003       2003       2003      2003
                                                   ------   --------   -------  --------   --------   -------   ---------
COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased                    -          .8       1.4       2.3        1.0       1.5         5.3
Average price per share of
  repurchased common shares                            -    $  34.86   $ 34.32  $  33.62   $  32.76   $ 30.67   $   30.10
Total cost                                             -    $   29.0   $  46.4  $   77.0   $   32.7   $  45.0   $   160.3
Common shares remaining under authorization(1)      50.0        50.0      26.4      27.8       30.1      31.1        32.6

                                                   AUGUST       JULY        JUNE        MAY         APRIL       MARCH
                                                    2003        2003        2003        2003        2003        2003
                                                   ------      ------      ------      ------      ------      ------
COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased                    -           -           -           -           -          1.1
Average price per share of
  repurchased common shares                            -           -           -           -           -       $27.30
Total cost                                             -           -           -           -           -       $ 31.1
Common shares remaining under authorization(1)      37.9        37.9        37.9        37.9        37.9         37.9

(1) In February 2004, National City Corporation's Board of Directors authorized the repurchase of up to 50 million shares of issued and outstanding common stock, replacing all previous authorizations

              FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

                                                    MARCH   FEBRUARY   JANUARY  DECEMBER   NOVEMBER   OCTOBER   SEPTEMBER
                                                    2004      2004      2004      2003       2003       2003      2003
                                                   ------   --------   -------  --------   --------   -------   ---------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services   11,996    11,966    12,049    12,093     11,945     11,876    11,794
  Wholesale Banking                                 1,582     1,565     1,560     1,562      1,563      1,575     1,574
  National City Mortgage Co.(2)                     7,678     7,691     7,789     7,852      7,928      8,072     8,191
  National Consumer Finance(2)                      2,656     2,616     2,618     2,615      2,562      2,504     2,360
  Asset Management                                  1,483     1,489     1,491     1,510      1,516      1,508     1,505
  National Processing                               1,671     1,683     1,693     1,693      1,691      1,677     1,705

CORPORATE SUPPORT STAFF(3)                          5,970     6,003     6,028     6,006      6,034      6,032     6,059
                                                   ------    ------    ------    ------     ------     ------    ------
  TOTAL EMPLOYEES                                  33,036    33,013    33,228    33,331     33,239     33,244    33,188
                                                   ======    ======    ======    ======     ======     ======    ======

                                                   AUGUST       JULY        JUNE        MAY         APRIL       MARCH
                                                    2003        2003        2003        2003        2003        2003
                                                   ------      ------      ------      ------      ------      ------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services   11,853      11,696      11,450      11,222      11,521      11,472
  Wholesale Banking                                 1,587       1,589       1,583       1,585       1,706       1,739
  National City Mortgage Co.(2)                     8,419       8,308       8,079       7,783       7,704       7,492
  National Consumer Finance(2)                      2,293       2,177       2,075       2,025       2,016       1,994
  Asset Management                                  1,499       1,509       1,522       1,546       1,613       1,642
  National Processing                               1,751       1,682       1,689       1,758       1,767       1,761

CORPORATE SUPPORT STAFF(3)                          6,091       6,087       6,016       6,054       6,441       6,533
                                                   ------      ------      ------      ------      ------      ------
  TOTAL EMPLOYEES                                  33,493      33,048      32,414      31,973      32,768      32,633
                                                   ======      ======      ======      ======      ======      ======

(1)  Represents period-end, active, full-time equivalent employees

(2) Effective January 1, 2004, National City Mortgage Co. was designated as a separate line of business. See page 29 of the Line of Business Results section for further details of this reporting change.

(3) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
      CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

                                                     MARCH    FEBRUARY   JANUARY    DECEMBER   NOVEMBER   OCTOBER    SEPTEMBER
                                                     2004       2004       2004       2003       2003       2003       2003
                                                   --------   --------   --------   --------   --------   --------   --------
DEPOSIT ACCOUNT METRICS (PERIOD-END)
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                     1,651      1,647      1,645      1,645      1,643      1,643      1,641
     Interest bearing checking                          720        717        715        713        713        712        709
     Money market savings                               455        455        455        456        458        458        457
     Regular savings                                    824        825        823        824        828        834        841
                                                   --------   --------   --------   --------   --------   --------   --------
          TOTAL PERSONAL DEPOSIT ACCOUNTS             3,650      3,644      3,638      3,638      3,642      3,647      3,648
                                                   ========   ========   ========   ========   ========   ========   ========

Average account size:
     Noninterest bearing checking                  $  1,935   $  1,895   $  1,852   $  1,835   $  1,836   $  1,815   $  1,834
     Interest bearing checking(1)                    11,184     11,071     11,133     11,183     11,091     10,996     10,947
     Money market savings                            30,825     30,619     30,458     30,513     30,463     30,339     30,246
     Regular savings                                  2,585      2,525      2,522      2,517      2,526      2,524      2,519
                                                   --------   --------   --------   --------   --------   --------   --------
          TOTAL AVERAGE ACCOUNT SIZE               $  7,508   $  7,432   $  7,406   $  7,414   $  7,404   $  7,351   $  7,320
                                                   ========   ========   ========   ========   ========   ========   ========

BUSINESS DEPOSITS:
Number of accounts (in thousands)(1)                    315        316        314        314        312        309        307
Average account size(1)                            $ 20,523   $ 19,964   $ 19,861   $ 20,622   $ 20,672   $ 20,488   $ 20,272

TIME DEPOSITS:
Number of accounts (in thousands)                       782        789        796        801        806        813        819
Average account size                               $ 15,964   $ 15,956   $ 15,892   $ 15,836   $ 15,792   $ 15,703   $ 15,649

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(2)
Installment loan originations:
  Home equity(3)                                      2,568      1,661      1,476      2,225      2,178      2,915      6,967
  Other(4)                                            1,739      1,213      1,286      1,391      1,453      1,732      2,681
Home equity and other lines of credit                 6,402      4,519      4,368      5,039      5,580      6,721      6,749
                                                   --------   --------   --------   --------   --------   --------   --------
     TOTAL CONSUMER LOAN ORIGINATIONS                10,709      7,393      7,130      8,655      9,211     11,368     16,397
                                                   ========   ========   ========   ========   ========   ========   ========

BANK BRANCHES AND OTHER
Total bank branches                                   1,107      1,107      1,111      1,114      1,122      1,120      1,122
ATMs                                                  1,565      1,567      1,568      1,574      1,579      1,572      1,580
Online banking customers                            850,784    831,194    812,401    793,910    775,924    760,797    740,976

                                                    AUGUST        JULY         JUNE         MAY         APRIL         MARCH
                                                     2003         2003         2003         2003         2003         2003
                                                   --------     --------     --------     --------     --------     --------
DEPOSIT ACCOUNT METRICS (PERIOD-END)
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                     1,632        1,617        1,604        1,589        1,581        1,574
     Interest bearing checking                          705          700          696          692          688          682
     Money market savings                               454          452          448          445          442          438
     Regular savings                                    846          850          855          859          863          871
                                                   --------     --------     --------     --------     --------     --------
          TOTAL PERSONAL DEPOSIT ACCOUNTS             3,637        3,619        3,603        3,585        3,574        3,565
                                                   ========     ========     ========     ========     ========     ========

Average account size:
     Noninterest bearing checking                  $  1,866     $  1,843     $  1,876     $  1,885     $  1,925     $  1,910
     Interest bearing checking(1)                    10,977       10,796       10,753       10,644       10,612       10,217
     Money market savings                            30,233       30,092       29,981       29,849       29,676       29,530
     Regular savings                                  2,535        2,540        2,548        2,540        2,527        2,495
                                                   --------     --------     --------     --------     --------     --------
          TOTAL AVERAGE ACCOUNT SIZE               $  7,330     $  7,268     $  7,248     $  7,204     $  7,171     $  7,032
                                                   ========     ========     ========     ========     ========     ========

BUSINESS DEPOSITS:
Number of accounts (in thousands)(1)                    303          299          296          293          289          285
Average account size(1)                            $ 20,417     $ 20,184     $ 19,951     $ 19,623     $ 19,547     $ 19,553

TIME DEPOSITS:
Number of accounts (in thousands)                       825          837          851          862          872          882
Average account size                               $ 15,591     $ 15,577     $ 15,694     $ 15,721     $ 15,667     $ 15,652

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(2)
Installment loan originations:
  Home equity(3)                                      4,644        4,921        5,781        4,006        2,710        3,266
  Other(4)                                            1,442        2,076        1,811        1,926        1,799        1,653
Home equity and other lines of credit                 8,616        8,581        7,822        9,857        9,295        7,036
                                                   --------     --------     --------     --------     --------     --------
     TOTAL CONSUMER LOAN ORIGINATIONS                14,702       15,578       15,414       15,789       13,804       11,955
                                                   ========     ========     ========     ========     ========     ========

BANK BRANCHES AND OTHER
Total bank branches                                   1,124        1,123        1,123        1,131        1,136        1,139
ATMs                                                  1,582        1,580        1,583        1,597        1,597        1,607
Online banking customers                            717,039      687,510      664,283      640,523      621,538      599,411

(1) Restated to reflect the transfer of deposits to the Wholesale Banking line of business in January 2004

(2) Excludes home equity loans generated by the National Home Equity division of the National Consumer Finance line of business

(3) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet

(4) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans

                                   Unaudited
                           National City Corporation
                            Monthly Financial Trends
                     ASSET MANAGEMENT PERFORMANCE MEASURES
                                ($ in millions)

                                                     MARCH      FEBRUARY       JANUARY       DECEMBER      NOVEMBER       OCTOBER
                                                     2004          2004          2004          2003          2003          2003
                                                   -------------------------------------     --------------------------------------
 ASSETS UNDER ADMINISTRATION
-----------------------------------------------
  Managed assets:
    Value at beginning of period                  $   61,037     $  60,353     $  59,708     $  58,286     $  58,900     $  58,609
     Estimated change due to market impact              (370)          597           807         1,344           436         1,134
     Other activity, net                                (937)           87          (162)           78        (1,050)         (843)
                                                   -------------------------------------     --------------------------------------
     Value at end of period                           59,730        61,037        60,353        59,708        58,286        58,900
                                                   -------------------------------------     --------------------------------------

  Non-managed assets:
     Value at beginning of period                     52,564        51,815        52,139        50,565        49,550        48,317
     Estimated change due to market impact              (450)          660           321         1,281           417         1,628
     Other activity, net                                 105            89          (645)          293           598          (395)
                                                   -------------------------------------     --------------------------------------
     Value at end of period                           52,219        52,564        51,815        52,139        50,565        49,550
                                                   -------------------------------------     --------------------------------------
     TOTAL ASSETS AT END OF PERIOD                 $ 111,949     $ 113,601     $ 112,168     $ 111,847     $ 108,851     $ 108,450
                                                   =====================================     ======================================

  PROPRIETARY MUTUAL FUND ASSETS (included above)  $  14,361     $  14,892     $  14,988     $  15,335     $  14,835     $  15,024

                                                   SEPTEMBER      AUGUST      JULY       JUNE       MAY       APRIL        MARCH
                                                      2003         2003       2003       2003       2003       2003         2003
                                                 --------------------------------------------------------------------------------
 ASSETS UNDER ADMINISTRATION
-----------------------------------------------
  Managed assets:
    Value at beginning of period                   $  58,815    $  58,017  $  58,690  $  57,331  $  55,808   $  55,179  $  54,468
     Estimated change due to market impact               306          144         43        323      1,392       1,661        594
     Other activity, net                                (512)         654       (716)     1,036        131      (1,032)       117
                                                 --------------------------------------------------------------------------------
     Value at end of period                           58,609       58,815     58,017     58,690     57,331      55,808     55,179
                                                 --------------------------------------------------------------------------------

  Non-managed assets:
     Value at beginning of period                     49,147       48,125     48,987     48,676     47,385      45,929     45,674
     Estimated change due to market impact              (635)         702       (313)       621      1,593       1,562        277
     Other activity, net                                (195)         320       (549)      (310)      (302)       (106)       (22)
                                                 --------------------------------------------------------------------------------
     Value at end of period                           48,317       49,147     48,125     48,987     48,676      47,385     45,929
                                                 --------------------------------------------------------------------------------
     TOTAL ASSETS AT END OF PERIOD                 $ 106,926    $ 107,962  $ 106,142  $ 107,677  $ 106,007   $ 103,193  $ 101,108
                                                 ================================================================================

  PROPRIETARY MUTUAL FUND ASSETS (included above)  $  14,850    $  15,358  $  15,281  $  15,831  $  15,633   $  15,116  $  15,186

                          MORTGAGE BANKING STATISTICS
                                ($ in millions)

                                                    MARCH        FEBRUARY      JANUARY       DECEMBER      NOVEMBER      OCTOBER
                                                     2004          2004          2004          2003          2003          2003
                                                   -------------------------------------     --------------------------------------
PRODUCTION DATA
-----------------------------------------------
APPLICATIONS:(1)
National City Mortgage Co. (NCMC)                  $  13,982     $   8,315     $   8,196     $   6,167     $   6,272     $   8,109
First Franklin                                         3,809         3,450         2,739         2,795         3,694         3,891
                                                   -------------------------------------     --------------------------------------
   TOTAL APPLICATIONS                              $  17,791     $  11,765     $  10,935     $   8,962     $   9,966     $  12,000
                                                   -------------------------------------     --------------------------------------

Percentage of NCMC applications represented
  by refinances                                           66%           59%           60%           54%           52%           51%

ORIGINATIONS:
NCMC Retail                                        $   2,906     $   2,102     $   1,567     $   2,116     $   1,931     $   2,342
NCMC Wholesale                                         3,271         2,354         1,869         2,480         2,254         3,066
                                                   -------------------------------------     --------------------------------------
     Total NCMC originations for sale                  6,177         4,456         3,436         4,596         4,185         5,408

Total First Franklin loan originations                 2,463         1,716         1,494         2,070         1,845         2,288
First Franklin portfolio loan originations              (684)         (429)         --          (1,112)       (1,268)         (847)
                                                   -------------------------------------     --------------------------------------
     Total First Franklin originations for sale        1,779         1,287         1,494           958           577         1,441

                                                   -------------------------------------     --------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                 $   7,956     $   5,743     $   4,930     $   5,554     $   4,762     $   6,849
                                                   -------------------------------------     --------------------------------------

Percentage of NCMC originations represented
  by refinances                                           64%           63%           54%           51%           52%           54%

LOAN SALES
-----------------------------------------------
                                                   -------------------------------------     --------------------------------------
NCMC                                               $   4,631     $   4,740     $   6,326     $   4,061     $   7,798     $  10,305
First Franklin                                         2,505           129         1,799           265           972         1,142
                                                   -------------------------------------     --------------------------------------
   TOTAL MORTGAGE LOAN SALES                       $   7,136     $   4,869     $   8,125     $   4,326     $   8,770     $  11,447
                                                   =====================================     ======================================

SERVICING DATA
-----------------------------------------------
Total mortgage loans serviced for third parties    $ 144,598     $ 145,888     $ 144,679     $ 141,146     $ 139,979     $ 135,678


                                                SEPTEMBER      AUGUST       JULY        JUNE        MAY        APRIL       MARCH
                                                   2003         2003        2003        2003        2003       2003       2003
                                               ----------------------------------------------------------------------------------
PRODUCTION DATA
-----------------------------------------------
APPLICATIONS:(1)
National City Mortgage Co. (NCMC)                $   8,705    $   8,581   $  13,818   $  21,344   $  21,374  $  15,131  $  18,361
First Franklin                                       3,638        4,202       3,095       2,732       2,858      2,672      2,244
                                               ----------------------------------------------------------------------------------
   TOTAL APPLICATIONS                            $  12,343    $  12,783   $  16,913   $  24,076   $  24,232  $  17,803  $  20,605
                                               ----------------------------------------------------------------------------------

Percentage of NCMC applications represented
  by refinances                                         52%          51%         64%         79%         76%        69%        76%

ORIGINATIONS:
NCMC Retail                                      $   3,336    $   5,240   $   6,414   $   5,498   $   4,371  $   4,626  $   3,975
NCMC Wholesale                                       3,766        5,330       7,187       6,562       5,446      6,350      5,372
                                               ----------------------------------------------------------------------------------
     Total NCMC originations for sale                7,102       10,570      13,601      12,060       9,817     10,976      9,347

Total First Franklin loan originations               2,147        2,131       1,773       1,588       1,449      1,359      1,280
First Franklin portfolio loan originations          (1,170)      (1,014)     (1,066)       (720)       (703)      (577)      (600)
                                               ----------------------------------------------------------------------------------
     Total First Franklin originations for sale        977        1,117         707         868         746        782        680

                                               ----------------------------------------------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE               $   8,079    $  11,687   $  14,308   $  12,928   $  10,563  $  11,758  $  10,027
                                               ----------------------------------------------------------------------------------

Percentage of NCMC originations represented
  by refinances                                        60%          72%         78%         75%         71%        78%        76%

LOAN SALES
-----------------------------------------------
                                               -----------------------------------------------------------------------------------
NCMC                                             $  11,212    $  10,023    $  12,227   $   9,445   $   8,472  $   9,360  $   8,968
First Franklin                                         984          711          848       1,499         117        548        572
                                               -----------------------------------------------------------------------------------
   TOTAL MORTGAGE LOAN SALES                     $  12,196    $  10,734    $  13,075   $  10,944   $   8,589  $   9,908  $   9,540
                                               ===================================================================================

SERVICING DATA
-----------------------------------------------
Total mortgage loans serviced for third parties  $ 129,127    $ 123,630    $ 121,395   $ 119,894   $ 117,493  $ 114,204  $ 112,358


(1) Represents applications for both loans originated for sale and to be held in portfolio

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
             FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                 ($ IN MILLIONS)

                                                 MARCH      FEBRUARY    JANUARY     DECEMBER    NOVEMBER    OCTOBER     SEPTEMBER
                                                  2004        2004        2004        2003        2003        2003        2003
                                                --------    --------    --------    --------    --------    --------    --------
PRODUCTION DATA
ORIGINATIONS:
  Total First Franklin originations             $  2,463    $  1,716    $  1,494    $  2,070    $  1,845    $  2,288    $  2,147
  Weighted-average note rate                        6.64%       6.71%       6.85%       6.99%       7.05%       6.95%       6.94%
  Weighted-average credit score(2)                   651         651         652         651         652         655         659

SALES:
  Total sales of First Franklin loans
   to third parties                             $  2,505    $    129    $  1,799    $    265    $    972    $  1,142    $    984
  Net gains on sales of First Franklin
   loans to third parties                             85          12          44           4          26          35          36

PORTFOLIO STATISTICS(3)
Period-end portfolio balance                    $ 15,627    $ 15,557    $ 15,930    $ 15,137    $ 14,529    $ 13,791    $ 13,183
Weighted-average note rate                          7.06%       7.13%       7.15%       7.19%       7.23%       7.32%       7.43%
Weighted-average loan size                      $126,960    $126,186    $126,637    $127,556    $128,813    $126,742    $124,772
Weighted-average credit score(2)(4)                  648         648         647         649         648         647         648
First-lien weighted-average loan-to-value
 ratio(5)                                          77.84%      77.85%      77.91%      77.89%      77.89%      77.86%      77.82%

                                                 AUGUST       JULY        JUNE        MAY         APRIL      MARCH
                                                  2003        2003        2003        2003        2003        2003
                                                --------    --------    --------    --------    --------    --------
PRODUCTION DATA
ORIGINATIONS:
  Total First Franklin originations             $  2,131    $  1,773    $  1,588    $  1,449    $  1,359    $  1,280
  Weighted-average note rate                        6.83%       6.80%       7.04%       7.19%       7.21%       7.31%
  Weighted-average credit score(2)                   662         658         657         657         656         656

SALES:
  Total sales of First Franklin loans
   to third parties                             $    711    $    848    $  1,499    $    117    $    548    $    572
  Net gains on sales of First Franklin
   loans to third parties                             24          35          62           8          18          24

PORTFOLIO STATISTICS(3)
Period-end portfolio balance                    $ 12,527    $ 11,871    $ 11,496    $ 11,066    $ 10,891    $ 10,434
Weighted-average note rate                          7.55%       7.65%       7.70%       7.75%       7.77%       7.81%
Weighted-average loan size                      $123,036    $123,905    $126,390    $129,188    $132,673    $136,113
Weighted-average credit score(2)(4)                  647         646         645         645         644         645
First-lien weighted-average loan-to-value
 ratio(5)                                          77.80%      78.58%      78.56%      78.57%      78.62%      79.83%

(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(4) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.


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